UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Alliqua BioMedical, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alliqua BioMedical, Inc.
1010 Stony Hill Road, Suite 200
Yardley, PA 19067
Telephone: (215) 702-8550

May 9, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Alliqua BioMedical, Inc. to be held at 9:00 a.m., Eastern Time, on June 23, 2017, at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy statement and our 2016 Annual Report to Stockholders. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including our proxy statement, our 2016 Annual Report to Stockholders and a form of proxy card or voting instruction card.

Your vote is very important, regardless of the number of shares of our voting securities that you own. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend. If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the board of directors, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the annual meeting.

Sincerely,

/s/ Jerome Zeldis
Jerome Zeldis, M.D., Ph.D.
Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 23, 2017:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2016 Annual Report to
Stockholders are available at:
www.proxyvote.com

Alliqua BioMedical, Inc.
1010 Stony Hill Road, Suite 200
Yardley, PA 19067
Telephone: (215) 702-8550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 23, 2017

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Alliqua BioMedical, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m., Eastern Time, on June 23, 2017, at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of seven directors to serve on the Company’s board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: David Johnson; Jerome Zeldis, M.D., Ph.D.; Winston Kung; Joseph Leone; Gary Restani; Mark Wagner and Jeffrey Sklar.
(2)	A proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors (the “Reverse Stock Split Proposal”).
(3)	A proposal to amend the Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan, as amended (the “2014 Plan”), to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 4,000,000 shares, to a total of 9,500,000 shares (the “Plan Amendment Proposal”).
(4)	A proposal to approve the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of February 27, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on February 27, 2017, pursuant to the “most favored nation” provision (the “MFN Adjustment”) of the securities purchase agreement, dated as of February 27, 2017, entered into in such private placement, in accordance with NASDAQ Stock Market Rule 5635(d) (the “MFN Adjustment Proposal”);
(5)	A proposal to approve the issuance of shares of the Company’s common stock to Jerome Zeldis, M.D., Ph.D., the chairman of the Company’s board of directors, pursuant to the MFN Adjustment at a per share purchase price less than the closing bid price of the common stock on February 27, 2017, in accordance with NASDAQ Stock Market Rule 5635(c) (the “Chairman MFN Adjustment Proposal”);
(6)	A proposal to approve the issuance of shares of the Company’s common stock to Celgene Corporation (“Celgene”) either (a) pursuant to the MFN Adjustment, or (b) upon exercise of certain warrants to purchase common stock issued by the Company to Celgene on November 18, 2013, and on April 14, 2014, which issuance may result in a change of control of the Company, in accordance with NASDAQ Stock Market Rule 5635(b) (the “Celgene Proposal”);
(7)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
(8)	An advisory vote on executive compensation as disclosed in these materials.
(9)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the board of directors recommends a vote FOR the seven director nominees named above (Proposal 1); FOR the Reverse Stock Split Proposal (Proposal 2); FOR the Plan Amendment Proposal (Proposal 3); FOR the MFN Adjustment Proposal (Proposal 4); FOR the Chairman MFN Adjustment Proposal (Proposal 5); FOR the Celgene Proposal (Proposal 6); FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 7); and FOR the advisory vote on executive compensation as disclosed in these materials (Proposal 8).

The board of directors has fixed the close of business on April 28, 2017, as the record date (the “Record Date”). Only holders of record of shares of our common stock on such date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you vote by telephone, over the Internet, or if you requested to receive printed proxy materials, complete, sign and mail your proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Annual Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ Jerome Zeldis
Jerome Zeldis, M.D., Ph.D.
Chairman

May 9, 2017

i

Alliqua BioMedical, Inc.
1010 Stony Hill Road, Suite 200
Yardley, PA 19067
Telephone: (215) 702-8550

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 23, 2017

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” the “Company,” or “Alliqua” refer to Alliqua BioMedical, Inc., a Delaware corporation, and its direct and indirect subsidiaries. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the board of directors on behalf of Alliqua BioMedical, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of Alliqua (the “Annual Meeting”) to be held on June 23, 2017, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are expected to be first sent or given to stockholders on or about May 9, 2017.

The executive office of Alliqua is located at, and the mailing address of Alliqua is, 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 23, 2017:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and 2016 Annual Report to Stockholders are available at:
www.proxyvote.com

We are pleased to take advantage of the U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this Proxy Statement and our 2016 Annual Report to Stockholders. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to request a paper copy of our proxy materials, including this Proxy Statement, our 2016 Annual Report to Stockholders and a form of proxy card or voting instruction card.

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of seven directors to serve on the Company’s board of directors for a term of one year or until their respective successors are elected and qualified, for which the following are nominees: David Johnson; Jerome Zeldis, M.D., Ph.D.; Winston Kung; Joseph Leone; Gary Restani; Mark Wagner and Jeffrey Sklar.
(2)	A proposal to authorize the Company’s board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Company’s Certificate of Incorporation (the “Certificate”) to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors (the “Reverse Stock Split Proposal”).
(3)	A proposal to amend the Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan, as amended (the “2014 Plan”), to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 4,000,000 shares, to a total of 9,500,000 shares (the “Plan Amendment Proposal”).
(4)	A proposal to approve the issuance of more than 19.99% of the Company’s outstanding common stock (measured as of February 27, 2017) at a price per share less than book or market value to investors who participated in a private placement which closed on February 27, 2017 (the “Private Placement”), pursuant to the “most favored nation” provision (the “MFN Adjustment”) of the securities purchase agreement, dated as of February 27, 2017, entered into in such private placement (the “Securities Purchase Agreement”), in accordance with NASDAQ Stock Market Rule 5635(d) (the “MFN Adjustment Proposal”);
(5)	A proposal to approve the issuance of shares of the Company’s common stock to Jerome Zeldis, M.D., Ph.D., the chairman of the Company’s board of directors, pursuant to the MFN Adjustment at a per share purchase price less than the closing bid price of the common stock on February 27, 2017, in accordance with NASDAQ Stock Market Rule 5635(c) (the “Chairman MFN Adjustment Proposal”);
(6)	A proposal to approve the issuance of shares of the Company’s common stock to Celgene Corporation (“Celgene”) either (a) pursuant to the MFN Adjustment, or (b) upon exercise of certain warrants to purchase common stock issued by the Company to Celgene on November 18, 2013, and on April 14, 2014, which issuance may result in a change of control of the Company, in accordance with NASDAQ Stock Market Rule 5635(b) (the “Celgene Proposal”);
(7)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
(8)	An advisory vote on executive compensation as disclosed in these materials.
(9)	Such other business as may properly come before the Annual Meeting.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Notice or Proxy Statement to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice or Proxy Statement in the future, he or she may contact Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067, Attn: Investor Relations or call (215) 702-8550 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Notice or Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. As such, we have elected to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice or this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice for shares held in your name and a notice or voting instruction card for shares held in street name. Please follow the directions provided in the Notice and each additional notice or voting instruction card you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 28, 2017 (the “Record Date”). The Record Date was established by the board of directors as required by Delaware law. On the Record Date, 45,975,994 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date; provided however, that the shares of common stock issued in the Private Placement and the shares of common stock issued pursuant to the MFN Adjustment shall not be entitled to vote on the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5), or the Celgene Proposal (Proposal 6).

What is the quorum requirement?

The presence, in person or by proxy, of the holders of a majority of the shares of the stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If you are a stockholder of record, your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Annual Meeting. If you are a beneficial owner of shares held in “street name,” your shares will be counted towards the quorum if your broker or nominee submits a proxy for your shares at the Annual Meeting, even if such proxy results in a broker non-vote due to the absence of voting instructions from you. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present or represented at the Annual Meeting, the holders of a majority of the shares represented, and who would be entitled to vote at the Annual Meeting if a quorum were present, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Action Stock Transfer Corporation, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker does not have discretionary authority to vote your shares with respect to the election of directors (Proposal 1), the Reverse Stock Split Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3), the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5), the Celgene Proposal (Proposal 6) or the advisory vote on executive compensation (Proposal 8) in the absence of specific instructions from you.

How do I vote my shares?

Your vote is very important to us and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card or voting instruction card (from your broker or other intermediary). There are three convenient ways of submitting your vote:

•	By Telephone or Internet — All record holders can vote by touchtone telephone from the United States using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. “Street name” holders may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.
•	In Person — All record holders may vote in person at the Annual Meeting. “Street name” holders may vote in person at the Annual Meeting if their bank, broker or other nominee has furnished a legal proxy. If you are a “street name” holder and would like to vote your shares by proxy, you will need to ask your bank, broker or other nominee to furnish you with a nominee issued proxy. You will need to bring the nominee issued proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a nominee issued proxy. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.
•	By Written Proxy — All record holders can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a “street name” holder and you request to receive printed proxy materials, you will receive a written proxy card and a voting instruction card from your bank, broker or other nominee.

The board of directors has appointed David Johnson, president and chief executive officer, and Brian Posner, chief financial officer, treasurer and secretary, to serve as the proxies for the Annual Meeting.

If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” and complete the voting instruction card provided by your broker or other intermediary except with respect to one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” above.

Even if you currently plan to attend the Annual Meeting, we recommend that you vote by telephone or Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Who counts the votes?

All votes will be tabulated by Jessica Price, controller, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my choices when voting?

In the election of directors (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the Reverse Stock Split Proposal (Proposal 2), the Plan Amendment Proposal (Proposal 3), the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5), the Celgene Proposal (Proposal 6), the ratification of the independent registered public accounting firm (Proposal 7) or the advisory vote on executive compensation (Proposal 8), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the board of directors’ recommendations on how I should vote my shares?

The board of directors recommends that you vote your shares as follows:

Proposal 1 — FOR the election of the seven nominees for director.

Proposal 2 — FOR the Reverse Stock Split Proposal.

Proposal 3 — FOR the Plan Amendment Proposal.

Proposal 4 — FOR the MFN Adjustment Proposal.

Proposal 5 — FOR the Chairman MFN Adjustment Proposal.

Proposal 6 — FOR the Celgene Proposal.

Proposal 7 — FOR the ratification of the independent registered public accounting firm.

Proposal 8 — FOR the advisory vote on executive compensation as disclosed in these materials.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the designated proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1 — FOR the election of the seven nominees for director.

Proposal 2 — FOR the Reverse Stock Split Proposal.

Proposal 3 — FOR the Plan Amendment Proposal.

Proposal 4 — FOR the MFN Adjustment Proposal.

Proposal 5 — FOR the Chairman MFN Adjustment Proposal.

Proposal 6 — FOR the Celgene Proposal.

Proposal 7 — FOR the ratification of the independent registered public accounting firm.

Proposal 8 — FOR the advisory vote on executive compensation as disclosed in these materials.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.
•	Voting again by telephone or over the Internet (only your latest telephone or Internet vote submitted prior to the Annual Meeting will be counted).
•	If you requested and received written proxy materials, completing and submitting a new valid proxy bearing a later date.
•	Giving written notice of revocation to the Company addressed to Brian Posner, chief financial officer, treasurer and secretary, at the Company’s address above, which notice must be received before noon, Eastern Time, on June 22, 2017.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the seven director nominees (Proposal 1) who receive a plurality of the votes cast in the election of directors will be elected.

Approval of the Reverse Stock Split Proposal (Proposal 2) will require the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote on such proposal at the Annual Meeting.

Assuming the presence of a quorum, approval of the Plan Amendment Proposal (Proposal 3), the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5), the Celgene Proposal (Proposal 6), the ratification of the independent registered public accounting firm (Proposal 7) and the advisory vote on executive compensation (Proposal 8) will require the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that voted for or against such proposal. Shares of common stock issued in the Private Placement and the shares of common stock issued pursuant to the MFN Adjustment shall not be entitled to vote on the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5), or the Celgene Proposal (Proposal 6). Please note that Proposal 8 is a non-binding advisory vote.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions and votes withheld from director nominees will not be counted with respect to the vote and will have no effect on the election of directors (Proposal 1), the Plan Amendment Proposal (Proposal 3), the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5), the Celgene Proposal (Proposal 6), the ratification of the independent registered public accounting firm (Proposal 7) and the advisory vote on executive compensation (Proposal 8). However, abstentions will have the same effect as a vote against the Reverse Stock Split Proposal (Proposal 2) because such proposal requires an affirmative vote by a majority of the shares outstanding and entitled to vote.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon the election of directors (Proposal 1), the Plan Amendment Proposal (Proposal 3), the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5), the Celgene Proposal (Proposal 6), and the advisory vote on executive compensation (Proposal 8). Broker non-votes are not applicable to the ratification of the independent registered public accounting firm (Proposal 7). However, broker non-votes will have the effect of a vote against the Reverse Stock Split Proposal (Proposal 2) because such proposal requires an affirmative vote by a majority of the shares outstanding and entitled to vote.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

When will the next stockholder advisory vote on executive compensation occur?

At our 2014 Annual Meeting of Stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we intend to hold an advisory vote on executive compensation every three years. After the Annual Meeting, we anticipate that the next such vote will be held at our 2020 Annual Meeting of Stockholders.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our board of directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use our officers and employees to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, our officers and employees, as well as any proxy solicitation firm hired by us, may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Brian Posner by email at ir@alliqua.com or phone at (215) 702-8550.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

Our board of directors has determined that each of Joseph Leone, Gary Restani, Mark Wagner, Jeffrey Sklar and Jerome Zeldis, M.D., Ph.D. satisfy the requirements for independence set out in Section 5605(a)(2) of the NASDAQ Stock Market Rules and that each of these directors has no material relationship with us (other than being a director and/or stockholder). In making its independence determinations, the board of directors sought to identify and analyze all of the facts and circumstances relating to any relationship between a director, his immediate family or affiliates and our company and its affiliates and did not rely on categorical standards other than those contained in the NASDAQ rule referenced above.

Board Committees

Our board of directors has established an audit committee, a nominating and corporate governance committee and a compensation committee, each of which has the composition and responsibilities described below.

Audit Committee.  The audit committee is currently comprised of Messrs. Leone, Sklar and Restani, each of whom our board has determined to be financially literate and qualify as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the rules of the NASDAQ Stock Market. Mr. Leone is the chairman of our audit committee. In addition, each of Messrs. Leone and Sklar qualify as an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. The function of the audit committee is to assist the board of directors in its oversight of (1) the integrity of our financial statements, (2) compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of our independent auditors and (4) the performance of our internal audit function and internal control systems. The audit committee held a total of 4 meetings during the fiscal year ended December 31, 2016. The audit committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from our web site, www.alliqua.com, by contacting us at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

Nominating and Corporate Governance Committee.  Our nominating and corporate governance committee is currently comprised of Messrs. Leone and Restani and Dr. Zeldis, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the NASDAQ Stock Market. Dr. Zeldis is the chairman of our nominating and corporate governance committee. The primary function of the nominating and corporate governance committee is to identify individuals qualified to become board members, consistent with criteria approved by the board, and select the director nominees for election at each annual meeting of stockholders. The nominating and corporate governance committee did not hold any meetings during the fiscal year ended December 31, 2016. The nominating and corporate governance committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from our web site, www.alliqua.com, by contacting us at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

Compensation Committee.  Our compensation committee is currently comprised of Messrs. Restani and Sklar and Dr. Zeldis, each of whom qualifies as an independent director under Section 5605(a)(2) of the rules of the NASDAQ Stock Market, an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended, and does not have a relationship to us which is material to his ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the rules of the NASDAQ Stock Market. Mr. Sklar is the chairman of our compensation committee. The function of the compensation committee is to discharge the board of directors’ responsibilities relating to compensation of our executive officers. The primary objective of the compensation committee is to approve and evaluate all of our compensation plans, policies and programs insofar as they affect our executive officers. The compensation committee held a total of one meeting during the fiscal year ended December 31, 2016. The compensation committee operates under a formal charter adopted by the board of directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from our web site, www.alliqua.com, by contacting us at the address appearing on the first page of this Proxy Statement to the attention of Investor Relations, or by telephone at (215) 702-8550.

Meetings and Attendance

During the fiscal year ended December 31, 2016, our board of directors held 11 meetings, and each director other than Mr. Sklar, who attended less than 75% of the audit committee meetings, attended at least 75 percent of the aggregate number of all (i) board meetings held during the period for which he was a director and (ii) committee meetings held during the period for which he was a committee member. We do not have a policy requiring director attendance at stockholder meetings, but members of our board of directors are encouraged to attend. Six of seven directors attended our 2016 Annual Meeting of Stockholders.

Board Leadership Structure

The board of directors is committed to promoting effective, independent governance of the Company. Our board believes it is in the best interests of the stockholders and the Company for the board to have the flexibility to select the best director to serve as chairman at any given time, regardless of whether that director is an independent director or the chief executive officer. Consequently, we do not have a policy governing whether the roles of chairman of the board and chief executive officer should be separate or combined. This decision is made by our board of directors, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the chairman of the board and the chief executive officer are held by two different people. Jerome Zeldis, M.D., Ph.D., is our independent, non-executive chairman of the board of directors and David Johnson is our chief executive officer. The chief executive officer is responsible for the day to day leadership and performance of the Company, while the chairman of the board of directors provides guidance to the chief executive officer and sets the agenda for board meetings and presides over meetings of the board. We believe that separation of the positions reinforces the independence of the board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Dr. Zeldis is especially suited to serve as our chairman of the board, in light of his significant scientific, medical and executive leadership experience in the healthcare and biopharmaceutical industry, as well as his understanding of the complex system of clinical research, which provide him with a unique perspective on the best methods of growth and executive leadership for a biopharmaceutical company.

Role in Risk Oversight

The board of directors has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The board of directors regularly reviews information regarding the Company’s financial position and operations, as well as the risks associated with each. While the board of directors is ultimately responsible for risk oversight at the Company, our board committees assist the board of directors in fulfilling oversight responsibilities in certain areas of risk. The audit committee assists the board of directors in fulfilling its oversight responsibilities with respect to management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The compensation committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and corporate governance committee assists the board of directors in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure of the board of directors, succession planning for our directors and executive officers, and corporate governance.

Communications with the Board of Directors

We have no formal procedures to follow for stockholders to communicate with the board of directors. Any stockholder who wishes to communicate with our board of directors, any committee of our board of directors or any individual director, may do so by mailing or delivering a written communication to c/o Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067,

Attention: Dr. Jerome Zeldis, Chairman of the Board of Directors. All appropriate communications received from stockholders at the designated address will be forwarded to the full board of directors, any committee thereof or individual director to whom the communication is addressed.

Director Nomination Policies

The Company has a standing nominating and corporate governance committee consisting entirely of independent directors. Each director nominee was recommended to the board by the nominating and corporate governance committee for selection, except for Winston Kung, who was nominated in accordance with certain rights held by Celgene pursuant to a Stock Purchase Agreement dated November 14, 2013, by and between the Company and Celgene (the “Celgene Agreement”). In addition, Mark Wagner was nominated following his appointment pursuant to the terms of the Agreement and Plan of Merger, dated February 2, 2015 (the “Merger Agreement”) by and among the Company, ALQA Cedar, Inc., Celleration, Inc. (“Celleration”) and certain representatives of the Celleration stockholders. For a description, see “Proposal 1: Election of Directors.”

The nominating and corporate governance committee will consider all proposed nominees for the board of directors, including those put forward by stockholders. Stockholder nominations should be addressed to the nominating and corporate governance committee in care of the Secretary, at the following address: Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067, in accordance with the provisions of the Company’s bylaws. The nominating and corporate governance committee annually reviews with the board the applicable skills and characteristics required of board nominees in the context of current board composition and Company circumstances. In making its recommendations to the board, the nominating and corporate governance committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the nominating and corporate governance committee will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of the board.

The board and the nominating and corporate governance committee aim to assemble a diverse group of board members and believe that no single criterion such as gender or minority status is determinative in obtaining diversity on the board. The board defines diversity as differences of viewpoint, professional experience, education and skills such as a candidate’s range of experience serving on other public company boards, the balance of the business interest and experience of the candidate as compared to the incumbent or other nominated directors, and the need for any particular expertise on the board or one of its committees.

Certain Related Transactions and Relationships

On April 3, 2017, we completed an underwritten public offering of 9,473,250 shares of common stock at a public offering price of $0.40 per share (the “Public Offering”), for aggregate gross proceeds of $3.8 million, before deducting underwriting discounts and offering expenses. The investors in the Public Offering included Messrs. Johnson, Wagner, Leone, Pionati and Barton, each a member of our board of directors or an executive officer, who purchased an aggregate of 462,500 shares of common stock at $0.40 per share, for an aggregate purchase price of $185,000.

On February 27, 2017, we closed the Private Placement of 5,540,000 shares of common stock at a purchase price of $0.50 per share, for gross proceeds of $2,770,000. Celgene, which beneficially owns more than 5% of our common stock, purchased 4,000,000 shares of common stock for a purchase price of $2,000,000, and Dr. Zeldis, the chairman of our board of directors and a director nominee, purchased 400,000 shares of common stock for a purchase price of $200,000 in the Private Placement. Additional shares of common stock may be issued to Celgene and Dr. Zeldis pursuant to the “most favored nation” provision in the Securities Purchase Agreement entered into in the Private Placement, which issuance is subject to stockholder approval as may be required by the applicable rules and regulations of the NASDAQ Capital Market. Following the Public Offering, on April 11, 2017, we adjusted the per share purchase price under the

Securities Purchase Agreement to equal the $0.40 per share Public Offering price and issued 296,277 additional shares of common stock to Celgene. If our stockholders approve the MFN Adjustment Proposal (Proposal 4), the Chairman MFN Adjustment Proposal (Proposal 5) and the Celgene Proposal (Proposal 6), Celgene will receive 703,723 additional shares of common stock and Dr. Zeldis will receive 100,000 additional shares of common stock pursuant to the MFN Adjustment.

Mark Wagner, who is a member of our board of directors, is a director of Minnetronix, Inc. (“Minnetronix”). On November 17, 2015, we entered into a manufacturing supply agreement with Minnetronix, pursuant to which Minnetronix agreed to perform manufacturing and other services in exchange for certain fees and expenses, with such amounts being variable and contingent on various factors. During the years ended December 31, 2016 and 2015, we incurred costs of approximately $491,000 and $5,000, respectively.

On May 29, 2015, we and each of its subsidiaries entered into that certain credit agreement (the “Credit Agreement”) with Perceptive Credit Opportunities Fund, LP (“Perceptive”), an affiliate of Perceptive Advisors, LLC, which beneficially owns more than 5% of our common stock. The Credit Agreement provided for a senior secured term loan in a single borrowing to us in the principal amount of $15.5 million. The term loan was drawn in full on May 29, 2015, and the proceeds of the term loan were used to fund the cash portion of the closing consideration for our acquisition of Celleration. The current outstanding balance is approximately $13.8 million. The full unpaid principal amount of the term loan will mature on May 29, 2019. Prior to maturity, on the last business day of each calendar month following May 29, 2017, we will be required to make monthly principal payments of $225,000, with any remaining unpaid balance of the term loan being payable in cash on the maturity date. Accordingly, as of the date hereof, the full amount of principal remains outstanding with respect to such term loan. The outstanding principal amount of the term loan under the Credit Agreement bears interest at a rate per annum equal to the sum of (i) the greater of LIBOR and 1%, plus (ii) an applicable margin of 9.75%, and is subject to increase by 4% per annum upon the occurrence and continuance of any event of default thereunder. The repayment of the term loan and our obligations under the Credit Agreement are secured by a first priority lien on all of our existing and after acquired tangible and intangible assets, including intellectual property.

We are currently in default of a covenant pertaining to trailing twelve-month revenue under the Credit Agreement with Perceptive as a result of our failure to achieve $22,250,000, $24,600,000 and $27,200,000 of gross revenue for the twelve-month periods ended September 30, 2016, December 31, 2016 and March 31, 2017, respectively. Under an agreement dated January 26, 2017, as amended on March 7, 2017, and April 27, 2017. Perceptive agreed to forbear from exercising any rights and remedies related to the default until the earlier of June 30, 2017, or the date when Perceptive becomes aware of any other default. Perceptive reserved the rights, commencing with the occurrence of any of these events, to pursue any rights and remedies available to it, including, but not limited to, declaring all or any portion of the outstanding principal amount to be immediately due and payable, imposing a default rate of interest as specified in the credit agreement, or pursing the lender’s rights and remedies as a secured party under the UCC as a secured lender. In addition, Perceptive has a lien on substantially all of our assets and, as a result of the default, may seek to foreclose on some or substantially all of our assets after the expiration of the forbearance. If Perceptive were to exercise its right to demand payment of the outstanding debt, we would not have sufficient funds to satisfy that obligation and Perceptive’s exercise of its other remedies would have a material adverse effect on our operations and financial condition. In connection with the entry into the January 26, 2017 forbearance agreement, we also amended and restated the warrant issued to Perceptive in connection with the closing of the Credit Agreement on May 29, 2015, which was further amended and restated on March 7, 2017, and on April 6, 2017. The amended and restated warrant is exercisable for 2,000,000 shares of our common stock, at an exercise price of $0.47. The amended and restated warrant contains a weighted average anti-dilution feature whereby the exercise price of the amended and restated warrant is subject to reduction if we issue shares of common stock (or securities convertible into common stock) in the future at a price below the current exercise price of such warrant.

On May 4, 2015, we completed an underwritten public offering of 7,582,418 shares of common at a public offering price of $4.55 per share, for aggregate gross proceeds of $34.5 million, before deducting underwriting discounts and offering expenses. The investors in the offering included Celgene, a beneficial owner of more than 5% of our common stock, which purchased 659,340 shares of common stock at $4.55 per share, for an aggregate purchase price of approximately $3.0 million.

Policies for Review, Approval or Ratification of Transactions with Related Persons

The board of directors has adopted a written policy with respect to the review, approval and ratification of related party transactions. The policy generally defines a related party transaction as any transaction directly or indirectly involving any related party that would need to be disclosed under Item 404(a) of Regulation S-K, which means any transaction or material amendment or modification to any such transaction occurring since the beginning of the last fiscal year, or any currently proposed transaction, involving the Company where the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. A related party includes (i) a director, director nominee or executive officer, (ii) a security holder known to be a beneficial owner of more than 5% of our common stock and (iii) an immediate family member of any of the foregoing.

The policy requires our audit committee to review and approve all related party transactions. At each of its meeting, the audit committee will be provided with details of each new, existing or proposed related party transaction, including terms of the transaction, the business purpose of the transaction and the benefits to the Company and to the relevant related party. In reviewing and determining whether to approve a related party transaction, the audit committee is to consider, among other factors (i) whether the terms of the proposed related party transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party, (ii) whether there are business reasons for the Company to enter into the related party transaction and (iii) whether the related party transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of such person’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors that the audit committee deems relevant.

Upon completion of its review of the transaction, the audit committee may determine to permit or to prohibit the related party transaction. Under the terms of the policy, a related party transaction entered into without pre-approval of the audit committee will not violate the policy or be invalid or unenforceable, so long as the transaction is brought to the audit committee as promptly as reasonably practicable after it is entered into or after it becomes reasonably apparent that the transaction is covered by the policy.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the Company’s audited financial statements and related footnotes for the fiscal year ended December 31, 2016, and the independent auditor’s report on those financial statements, with management and with our independent auditor, Marcum LLP. The audit committee has also discussed with Marcum LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has also received the written disclosures and the letter from Marcum LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the audit committee concerning independence, and has discussed with Marcum LLP that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the audit committee determined that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, that was filed with the SEC.

The Audit Committee:

Joseph Leone (Chairman)
Jeffrey Sklar
Gary Restani

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 28, 2017 by:

•	each person known by us to beneficially own more than 5.0% of our common stock;
•	each of our directors;
•	each of the named executive officers; and
•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, PA 19067. As of April 28, 2017, we had 45,975,994 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)
5% Owners
Celgene Corporation 86 Morris Avenue Summit, New Jersey 07901	8,321,471	(2)	17.7%
Perceptive Advisors, LLC 51 Astor Place New York, NY 10003	3,968,165	(3)	8.3%
Officers and Directors
David I. Johnson	2,603,906	(4)	5.5%
Brian M. Posner	550,013	(5)	1.2%
Bradford C. Barton	728,127	(6)	1.6%
Pellegrino Pionati	347,562	(7)	*
Jerome Zeldis, M.D., Ph.D.	1,506,577	(8)	3.2%
Winston Kung	—		—
Joseph M. Leone	191,574	(9)	*
Jeffrey Sklar	135,758	(10)	*
Gary Restani	66,415	(11)	*
Mark Wagner	454,302	(12)	1.0%
Directors and executive officers as a group (10 persons)	6,584,234		13.3%

*	Represents ownership of less than 1%
(1)	Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of April 28, 2017. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)	Based on information contained in Amendment No. 7 to Schedule 13D filed with the SEC on April 13, 2017. Comprised of (i) 7,342,377 shares of our common stock owned directly by Celgene Corporation, and (ii) 979,094 shares of our common stock issuable to Celgene Corporation upon the exercise of warrants that are currently exercisable; however, Celgene may not exercise such warrants to the extent that, after giving effect to the issuance of the shares of common stock upon exercise of the warrants, Celgene (together with its affiliates) would (a) beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) in excess of 19.9% of the number of shares of common stock outstanding immediately after giving effect to such issuance or (b) control in excess of 19.9% of the total voting power of our securities outstanding immediately after giving effect to such issuance that are entitled to vote on a matter being voted on by holders of the common stock, unless and until we obtain stockholder approval permitting such issuances in accordance with NASDAQ Stock Market Rule 5635(b), as further described under “Proposal 6: Approval of the Celgene Proposal.” Celgene Corporation is a publicly traded corporation listed on the NASDAQ Stock Market.
(3)	Based on information contained in Schedule 13G/A filed on February 14, 2017. Comprised of (i) 1,921,951 shares of our common stock owned directly by Perceptive Advisors, LLC, and (ii) 2,046,214 shares of our common stock issuable to Perceptive Advisors, LLC upon the exercise of warrants that are currently exercisable.
(4)	Comprised of (i) 1,194,535 shares of our common stock owned directly by Mr. Johnson, (ii) 1,381,153 shares of our common stock issuable to Mr. Johnson upon the exercise of vested stock options, and (iii) 28,218 shares of common stock issuable upon the exercise of warrants held by Mr. Johnson.
(5)	Comprised of (i) 241,539 shares of our common stock owned directly by Mr. Posner and (ii) 308,474 shares of our common stock issuable to Mr. Posner upon the exercise of vested stock options.
(6)	Comprised of (i) 320,643 shares of our common stock owned directly by Mr. Barton, (ii) 397,607 shares of our common stock issuable to Mr. Barton upon the exercise of vested stock options, and (iii) 9,877 shares of common stock issuable upon the exercise of warrants held by Mr. Barton.
(7)	Comprised of (i) 280,896 shares of our common stock owned directly by Mr. Pionati and (ii) 66,666 shares of our common stock issuable to Mr. Pionati upon the exercise of vested stock options.
(8)	Comprised of (i) 686,750 shares of our common stock owned directly by Dr. Zeldis, (ii) 641,077 shares of our common stock issuable to Dr. Zeldis upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 178,750 shares of common stock issuable upon the exercise of warrants held by Dr. Zeldis.
(9)	Comprised of (i) 43,823 shares of our common stock owned directly by Mr. Leone, (ii) 135,856 shares of our common stock issuable to Mr. Leone upon the exercise of stock options that are vested or will vest within 60 days, and (iii) 11,895 shares of common stock issuable upon the exercise of warrants held by Mr. Leone.
(10)	Comprised of (i) 24,357 shares of our common stock owned directly by Mr. Sklar, (ii) 686 shares of our common stock held in a custodial account for a child, of which Mr. Sklar disclaims beneficial ownership, (iii) 99,286 shares of our common stock issuable to Mr. Sklar upon the exercise of stock options that are vested or will vest within 60 days, and (iv) 11,429 shares of common stock issuable upon the exercise of warrants held by Mr. Sklar.
(11)	Comprised of shares of our common stock issuable to Mr. Restani upon the exercise of vested stock options that are vested or will vest within 60 days.
(12)	Comprised of (i) 70,500 shares of our common stock owned directly by Mr. Wagner, (ii) 323,802 shares owned directly by 2003 Revocable Trust of Mark Wagner dated April 23, 2003 (the “Wagner Trust”) and (iii) 60,000 shares of our common stock issuable to Mr. Wagner upon the exercise of stock options that are vested or will vest within 60 days. Mr. Wagner is the trustee and deemed to have a pecuniary interest in, and therefore to be the beneficial owner of, shares held by the Wagner Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Directors, officers and persons who own more than ten percent of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2016, each of our directors, officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to our directors, officers and greater than ten percent stockholders, except for one late Form 3 filed by Mr. Kung and one late Form 4 filed by Mr. Wagner with respect to one transaction.

PROPOSAL 1: ELECTION OF DIRECTORS

The board of directors currently consists of seven members. All directors hold office for a one-year term until the election and qualification of their successors.

Each of the persons set forth below has been nominated for election as a director by the board of directors to serve for a term of office to expire at the annual meeting of stockholders in 2018, to hold office until his successor has been duly elected and qualified. Stockholders will be unable to vote for more than seven persons. The seven director nominees who receive the most votes cast in the election of directors will be elected. Should any of the director nominees become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the board of directors may nominate or designate. Each of the director nominees has expressed his intention to serve the entire term for which election is sought.

In accordance with the Celgene Agreement, we were required to increase the size of our board by one director and elect to such newly created vacancy a non-competitve individual designated by Celgene (the “Celgene Designee”), for which Celgene originally proposed Mr. Perry A. Karsen. On November 27, 2013, the board increased its size and appointed Mr. Karsen as a director. For so long as Celgene or any of its affiliates hold at least 50% of the 1,672,474 shares purchased pursuant to the Celgene Agreement, our board of directors is required to use its reasonable best efforts to, if the memebrs of our board of directors are to be re-elected, nominate and recommend that our stockholders elect such Celgene Designee, or remove, upon direction from Celgene, any Celgene Designee, and appoint each successor Celgene Designee that Celgene designates. On February 15, 2016, effective upon Mr. Karsen’s resignation, Winston Kung was appointed as a director and the successor Celgene Designee.

In addition, the Merger Agreement pursuant to which we effected our acquisition of Celleration provided that we appoint Mark Wagner to our board of directors following the effective time of the merger. Accordingly, effective on May 29, 2015, we increased the size of our board by one director and appointed Mr. Wagner to fill the newly created vacancy and to serve in such capacity until our next annual meeting of stockholders or until his successor is duly elected and qualified, or his earlier death, resignation or removal.

Directors and Nominees

The following table and text set forth the name, age and positions of each director nominee:

Name	Age	Position
David Johnson	59	President, Chief Executive Officer and Director
Jerome Zeldis, M.D., Ph.D.	67	Chairman and Director
Mark Wagner	60	Director
Winston Kung	41	Director
Joseph Leone	63	Director
Gary Restani	70	Director
Jeffrey Sklar	54	Director

The following sets forth biographical information and the qualifications and skills for each director nominee:

David Johnson was appointed to our board and as Executive Chairman of Aquamed Technologies, Inc., our wholly owned subsidiary, on November 29, 2012. He was appointed our President and Chief Executive Officer on February 4, 2013. Mr. Johnson was formerly President of the ConvaTec Division of Bristol-Myers Squibb, Inc. until 2008 when he orchestrated a sale of the division from its pharmaceutical parent to Avista Capital Partners and Nordic Capital in a deal valued at $4.1 billion. Concurrently, he acquired and integrated the assets of Copenhagen-based Unomedical to expand ConvaTec Inc.’s manufacturing and infrastructure into Europe. From 2008 through 2012, Mr. Johnson served as the Chief Executive Officer of ConvaTec Inc. Prior to his tenure with ConvaTec Inc., Mr. Johnson held several senior positions in the U.S., Europe and Canada with Zimmer Inc., Fisher Scientific, and Baxter Corporation. He served as a member of ConvaTec Inc.’s board of directors and the board of the Advanced Medical Technology Association (AdvaMed), where he chaired the Global Wound Sector Team for four years. Mr. Johnson received an Undergraduate Business Degree in

Marketing from the Northern Alberta Institute of Technology in Edmonton, Alberta, Canada, completed the INSEAD Advanced Management Program in Fontainbleau, France, and is a fellow from the Wharton School of the University of Pennsylvania. Mr. Johnson’s extensive experience in the pharmaceutical and biotechnology fields, as well as his executive leadership experience, make him an asset that will serve as a bridge between the board of directors and our executive officers.

Jerome Zeldis, M.D., Ph.D. has served as a member our board of directors since May 17, 2012 and was appointed Chairman on November 27, 2012. Dr. Zeldis is the Chief Medical Officer and President of Clinical Development of Sorrento Therapeutics. Dr. Zeldis was the Chief Executive Officer of Celgene Global Health and the Chief Medical Officer of Celgene Corporation until 2016. Dr. Zeldis was with Celgene since 1997; prior to his last role at Celgene, he served as Senior Vice President of Clinical Research and Medical Affairs. Prior to Celgene, Dr. Zeldis worked at Sandoz Research Institute and Janssen Research Institute in both clinical research and medical development. He is currently on the board of Semorex, Trek Therapeutics, MetaStat, Kalytera Therapuetics, BioSig Technologies, IR Biosciences Holdings, PTC Therapeutics, and Soligenix. Dr. Zeldis attended Brown University for a B.A., M.S., followed by Yale University for a M.Phil., M.D., and Ph.D. in molecular biophysics and biochemistry (immunochemistry). He trained in internal medicine at the UCLA Center for the Health Sciences and Gastroenterology at the Massachusetts General Hospital and Harvard Medical School. He was Assistant Professor of Medicine at the Harvard Medical School, Associate Professor of Medicine at University of California, Davis, Clinical Associate Professor of Medicine at Cornell Medical School and Professor of Clinical Medicine at the Robert Wood Johnson Medical School in New Brunswick, New Jersey. Dr. Zeldis has published 122 peer reviewed articles and 24 reviews, book chapters, and editorials. Dr. Zeldis’s background in the healthcare industry, as well as his experience in emerging growth companies make him a valuable resource on the board of directors.

Mark Wagner was appointed to our board of directors on May 29, 2015. Mr. Wagner previously served as a director and as the President and Chief Executive Officer of Celleration from June 2009 through our acquisition of Celleration. Prior to joining Celleration, he cofounded Orasi Medical Inc., a privately held medical device and technology company, and served as a member of its board of directors from 2007 through 2012. Mr. Wagner has also served as Chief Executive Officer at several emerging companies in the medical device and healthcare industry, including ProVation Medical, Inc., a health information technology company, Survivalink Corporation, a medical device manufacturer, and Altiva Corporation, a spinal implant device company. Earlier in his career, Mr. Wagner held executive and management level positions at Nellcor Puritan Bennett and numerous other positions during his 15 year tenure with GE Healthcare. He is currently on the board of directors of Minnetronix, Inc. and Preceptis Medical. Mr. Wagner holds a B.S. in Business Administration from the University of Southern California. Mr. Wagner has decades of leadership experience in the medical device field and healthcare industry, as well as his traditional corporate background with emerging growth companies, which makes him a valuable resource on the board of directors.

Winston Kung was appointed as a member of our board of directors on February 15, 2016. Mr. Kung is the Vice President of Business Development and Global Alliances at Celgene. He previously served as the Chief Business Officer at Celgene Cellular Therapeutics, a subsidiary of Celgene, from April 2013 to February 2015. Prior to joining Celgene Cellular Therapeutics, Mr. Kung was a director in Citigroup’s Global Healthcare Corporate and Investment Banking division, where he focused on biotech and pharmaceutical companies, from June 2010 to April 2013. He also worked as a Vice President in the Global Mergers and Acquisitions Group at Barclays (formerly Lehman Brothers) from May 2007 through June 2010. Prior to his career in investment banking, Mr. Kung worked on the business and corporate development teams at both Amgen and Genentech. He holds a B.A. in biology from Brown University and an M.B.A. from Harvard Business School. Mr. Kung’s significant healthcare and investment banking experience make him a valuable resource on the board of directors.

Joseph Leone has served as a member of our board of directors since January 3, 2011. Since December 2012, Mr. Leone has served as Director and a Senior Officer of RMH Franchise Holdings, a privately owned company with 175 franchise restaurants in 15 states and revenues over $400 million. Mr. Leone spent more than 24 years with CIT Group, one of the nation’s largest small and mid-size business lenders, and held several senior-level positions at CIT, most recently Vice Chairman and Chief Financial Officer from May 1995 through April 2010. From 1975 through 1983, Mr. Leone was employed by KPMG — Peat Marwick as a Senior Manager for Financial Services Clients including Citibank and Manufacturers Hanover Bank. He has been a Certified Public Accountant since 1977. Mr. Leone is a graduate of Baruch College (BBA in Accounting) and the Advanced Management Program at Harvard Business School. Mr. Leone serves as the chairman of the Audit Committee of The Baruch College Fund. Mr. Leone’s extensive background in accounting and finance makes him a valuable member of the board.

Gary Restani has served as a member of our board of directors since July 21, 2014. Until April 2014, he was President and Chief Executive Officer of Spiracur Inc., a privately held medical device company focused on the development of innovative wound healing technologies. Mr. Restani has more than 40 years of experience in the medical device industry. He served as President and Chief Operating Officer of Hansen Medical, Inc. from October 2006 to February 28, 2009. From December 1999 to June 2006, he served as President of ConvaTec, Inc. From March 1995 to November 1999, Mr. Restani served as the President of various international divisions of Zimmer, Inc., a medical device and surgical tool company. From March 1990 to February 1995, Mr. Restani served as President of various international divisions of Smith & Nephew Orthopedics, Inc., an orthopedics, endoscopy and wound management company. He served as Director of Synovis Orthopedic and Woundcare, Inc. (alternate name, Pegasus Biologics, Inc.) from 2007 to 2011. Mr. Restani served as a Director of Corpak Medsystems until 2014, and with DFine Inc. from 2007 to 2012. He served on the board of AdvaMed from 1997 to 2006 as well as the Leadership Board of the Cleveland Clinic’s Center for Digestive Diseases from 2000 to 2006. He served as a Director of Hansen Medical, Inc. from September 2006 to June 17, 2009. He attended Sir George Williams University and Loyola University and holds a certificate from Dartmouth College for completing the Tuck School of Business’ General Management Executive Program. Mr. Restani’s extensive experience in the medical technology sector, as well as his executive leadership experience, make him a valuable resource on the board.

Jeffrey Sklar has served as a member of our board of directors since January 3, 2011. Mr. Sklar has served as the Managing Partner of Sklar, Heyman Hirshfield, & Kantor LLP, a regional accounting firm, where he oversees the industry specialization team for non-bank financial institutions and for forensic and investigative auditing services, since January 2010 and prior to that, from January 2006 to December 2009, he served as an audit partner. Since 2000, Mr. Sklar has also served as the Managing Director of SHC Consulting Group, LLC. Mr. Sklar served Public Savings Bank as a Director, as the Chair of the Compliance and Risk Committee, and as a member of the Audit Committee from September 2010 to September 2011. In addition to being a Certified Public Accountant, Mr. Sklar is a Certified Financial Crime Specialist, Certified Anti-Money Laundering Specialist, Certified Fraud Specialist and Certified in Financial Forensics by the American Institute of CPAs. He also serves on the Advisory Board of the Association of Financial Crime Specialists. Mr. Sklar’s qualifications to serve on the board include his extensive background in accounting and finance.

The board of directors regards all of the individuals above as competent professionals with many years of experience in the business community. The board of directors believes that the overall experience and knowledge of the members of the board of directors will contribute to the overall success of our business.

Unless otherwise directed in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by such proxy for the election of the director nominees. Each of the seven director nominees is presently a director of the Company.

The board of directors does not contemplate that any of the above-named director nominees will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for election or refuse to accept election as a director of the Company, then the persons named in the form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be designated by the board of directors.

Family Relationships

There are no family relationships among any of the director nominees or executive officers of the Company.

Vote Required

The seven director nominees who receive a plurality of the votes cast in the election of directors will be elected.

The board of directors recommends a vote FOR the seven director nominees.

EXECUTIVE OFFICERS

The following sets forth biographical information and the qualifications and skills of each of (i) Brian Posner, our chief financial officer, treasurer and secretary, (ii) Bradford Barton, our chief operating officer, and (iii) Pellegrino Pionati, our chief strategy and marketing officer:

Brian Posner, age 55, was appointed to serve as our Chief Financial Officer, Treasurer and Secretary on September 3, 2013. Mr. Posner has more than 25 years of diversified management experience, at both public and private companies. Most recently, he served as Chief Financial Officer of Ocean Power Technologies, Inc., a publicly-traded renewable energy company specializing in wave power technology, from June 2010 to August 2013. Prior to that, he served as Chief Financial Officer of Power Medical Interventions, Inc., a publicly-traded medical device company, from January 2009 until its sale to Covidien Plc in September 2009. From June 1999 to December 2008, Mr. Posner served in a series of positions of increasing responsibility with Pharmacopeia, Inc., a clinical development stage biopharmaceutical company, culminating in his service as Executive Vice President and Chief Financial Officer from May 2006 to December 2008. Mr. Posner also worked at Phytomedics, Inc., and as Regional Chief Financial Officer of Omnicare, Inc. Mr. Posner currently serves on the board of directors of Quantitative Radiology Solutions. Mr. Posner earned an MBA in Managerial Accounting from Pace University’s Lubin School of Business and a BA in Accounting from Queens College.

Bradford Barton, age 57, has served as our Chief Operating Officer since August 29, 2014. Prior to that, he served as the Chief Operating Officer of our proprietary products division since May 2013. Mr. Barton was formerly President of the Americas division at ConvaTec Inc., where he led the company’s core businesses in ostomy care, wound therapeutics and continence and critical care in the U.S., Canada and Latin America, from November 2010 until February 2013. Mr. Barton joined ConvaTec Inc. in 1996 and held several senior management positions across the company’s business divisions and regions, including Vice President of the Americas division, with responsibility for the wound therapeutics business in the U.S., Canada and Puerto Rico, Vice President of the Intercontinental division as well as Vice President and General Manager of the ostomy care business in the U.S. Prior to his tenure at ConvaTec Inc., Mr. Barton also held a number of sales leadership positions at Calgon Corporation and Calgon Vestal Laboratories, Inc., which was acquired by the Steris Corporation in 1996.

Pellegrino Pionati, age 59, has served as our Chief Strategy and Marketing Officer since June 15, 2015. Mr. Pionati joined us from Bayer HealthCare Pharmaceuticals, where he served as the Vice President of Marketing for the Essure portfolio and a member of the Global Franchise and Women’s Health Care Leadership teams from May 2014 until May 2015. From March 2013 to May 2014, he was the President of 4P’s Advisors LLC, a management consulting firm focused on strategy development, new product development and marketing for companies in the medical technology and healthcare industry. From 1998 until December 2012, Mr. Pionati served a 14 year tenure at ConvaTec, Inc., where he held several global marketing and management level positions, including President of Global Marketing, Business Development and International and President of the Intercontinental Region. Prior to joining ConvaTec, Inc., he held a variety of positions at Johnson & Johnson, Inc. in sales, service, clinical regulatory and marketing and co-led the development of an internally-backed startup, J&J Independence Technologies. Mr. Pionati holds an MBA from the University of Pittsburg’s Katz School of Business and a Bachelors of Commerce in Marketing from Concordia University of Montreal.

EXECUTIVE COMPENSATION

Compensation Philosophy and Process

The responsibility for establishing, administering and interpreting our policies governing the compensation and benefits for our executive officers lies with our compensation committee and our board of directors. Our board of directors has not retained the services of any compensation consultants in connection with the compensation of our executive officers.

The goals of our executive compensation program are to attract, motivate and retain individuals with the skills and qualities necessary to support and develop our business within the framework of our size and available resources. We have designed our executive compensation program to achieve the following objectives:

•	attract and retain executives experienced in developing and delivering products such as our own;
•	motivate and reward executives whose experience and skills are critical to our success;
•	reward performance; and
•	align the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value.

The compensation committee may delegate its responsibilities and authority to a subcommittee. Our executive officers played no role in determining or recommending the amount or form of executive and director compensation for 2016.

2016 and 2015 Summary Compensation Table

The table below sets forth, for the fiscal years ended December 31, 2016 and 2015, the compensation paid to our named executive officers: (i) David Johnson, our president and chief executive officer and a member of our board; (ii) Brian Posner, our chief financial officer, treasurer and secretary; (iii) Bradford Barton, who has served as our chief operating officer since August 29, 2014 and prior to that served as the chief operating officer of our proprietary products division since May 2013; and (iv) Pellegrino Pionati, who has served as our chief strategy and marketing officer since June 15, 2015.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)	Option Awards(1)	All Other Compensation		Total
David Johnson President and Chief Executive Officer	2016	$350,000	$245,000	(3)	$258,000	$—	$11,400	(5)	$864,400
	2015	$350,000	$175,000	(4)	$1,869,000	$560,081	$11,400	(5)	$2,965,481

Brian Posner Chief Financial Officer, Treasurer and Secretary	2016	$240,000	$100,800	(3)	$86,000	$—	$8,400	(6)	$435,200
	2015	$240,000	$72,000	(4)	$623,000	$560,081	$8,400	(6)	$1,503,481

Bradford Barton Chief Operating Officer	2016	$240,000	$100,800	(3)	$86,000	$—	$8,400	(7)	$435,200
	2015	$240,000	$72,000	(4)	$623,000	$560,081	$8,400	(7)	$1,503,481
Pellegrino Pionati(2) Chief Strategy and Marketing Officer	2016	$240,000	$100,800	(3)	$86,000	$—	$8,400	(6)	$435,200
	2015	$139,923	$42,000	(4)	$630,000	$411,470	$4,550	(6)	$1,227,943

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Compensation — Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of Significant Accounting Policies — Stock-Based Compensation” and “Note 15. Stockholders’ Equity” to our audited financial statements for the fiscal year ended December 31, 2016 included in the 2016 Annual Report.
(2)	Effective June 15, 2015, Mr. Pionati was appointed as Chief Strategy and Marketing Officer.

(3)	Discretionary year-end performance bonus earned in 2016 to be paid in 2017 in shares of restricted stock.
(4)	Discretionary year-end bonus earned in 2015 were paid 50% in cash in 2016 and the remaining 50% in shares of restricted common stock during 2016. The restricted stock award portion of the 2015 bonus amount was granted on February 9, 2016 based on the closing price of our common stock on such date of grant. The restricted stock award was subject to forfeiture until all such award vested on February 9, 2017, subject to the terms and conditions of the 2014 Plan.
(5)	Comprised of (i) auto expense allowance payments of $9,000 and (ii) life insurance premium payments of $2,400.
(6)	Comprised of auto expense allowance payments.
(7)	Comprised of auto expense and telephone allowance payments.

Agreements with Executive Officers

David Johnson

In connection with the appointment of David Johnson as Chief Executive Officer, on February 4, 2013, we entered into an Executive Employment Agreement with Mr. Johnson. The employment agreement has an initial term of three years and will be automatically renewed for an additional one-year term unless terminated by either party upon written notice provided not less than four months before the end of the initial term. Under the employment agreement, Mr. Johnson is entitled to an annual salary of $350,000, which may be increased, but not decreased, at the board’s discretion. Mr. Johnson is also eligible to receive an annual bonus of up to 100% of his base salary, provided that he is employed with us on December 31 of the year to which the bonus relates. The amount of Mr. Johnson’s annual bonus, if any, will be determined based upon the achievement of certain performance criteria. The performance criteria for each year will be set by the compensation committee after consultation with Mr. Johnson. Mr. Johnson is also entitled to a monthly automobile allowance of $750 per month, reimbursement of up to $200 per month for the cost of a term life insurance policy having a face amount of $1 million, and benefit plans provided by us to all employees and executive employees.

Mr. Johnson is entitled to receive the following equity awards pursuant to our 2011 Long-Term Incentive Plan or, if there are not sufficient shares available under the 2011 Long-Term Incentive Plan, pursuant to a stand-alone award agreement:

(i)	a nonqualified stock option to purchase a number of shares of the Company’s common stock equal to three percent of the Company’s total outstanding common stock (determined on a fully-diluted basis as of February 4, 2013), with the following terms: (A) an exercise price equal the fair market value of a share of common stock on the date of grant; (B) immediate vesting; and (C) a term of 10 years; and
(ii)	an award of nonqualified stock options on the last business day of each calendar quarter through February 4, 2016 relating to a number of shares of common stock equal to 0.333% percent of the Company’s outstanding common stock as of the date of grant (determined on a fully-diluted basis), with the following terms: (A) an exercise price equal to the fair market value of a share of common stock on the date of grant, (B) the first eight (8) grants will be 100% vested on the first anniversary of their respective dates of grant and the last four (4) grants will be 100% vested on the date of grant, (C) immediate vesting of any unvested restricted stock units upon the effective date of a “Change in Control” (as defined in the 2011 Long-Term Incentive Plan) and (D) a term of ten years.

Mr. Johnson is also eligible to receive additional equity awards in such amount and on such terms as is determined by the board. Mr. Johnson received the first award set forth above on February 4, 2013. He was awarded options to purchase 279,227 shares of common stock at an exercise price of $3.28 per share. Mr. Johnson received stock option grants for the first, second and third calendar quarters of 2013 under the second award set forth above on November 14, 2013. He was awarded an aggregate of 117,125 shares of common stock at an exercise price of $3.50 per share. The foregoing share numbers and prices have been adjusted for the 1 for 43.75 reverse stock split of our common stock that occurred on November 18, 2013.

On December 20, 2013, we entered into a First Amendment to Executive Employment Agreement with Mr. Johnson, which amended the employment agreement to provide for a single stock option award in lieu of all of the remaining quarterly grants thereunder. Pursuant to the amendment, Mr. Johnson received a nonqualified stock option to purchase 730,535 shares of common stock of the Company at an exercise price equal to $6.82 per share on December 20, 2013. The option has a term of ten years, with one-ninth of the optioned shares vesting on the first day of each calendar quarter during the period commencing on January 1, 2014 and ending on February 4, 2016, provided that Mr. Johnson remains employed by the Company on such date, and subject to the terms and conditions of that certain nonqualified stock option agreement by and between the Company and Mr. Johnson, effective as of December 20, 2013.

The employment agreement also contains certain confidentiality, non-solicitation and non-disparagement requirements for Mr. Johnson.

The Company has the right to terminate the employment agreement at any time for cause. “Cause” is defined as Mr. Johnson’s commission of any of the following: an act of theft, embezzlement or fraud; an act of intentional dishonesty or willful misrepresentation of a material nature; any willful misconduct with regard to us; a material breach of any fiduciary duties owed to us; conviction of, or pleading nolo contendere or guilty to, a felony or misdemeanor (other than a traffic infraction) that is reasonably likely to cause damage to us or our reputation; a material violation of our written policies, standards or guidelines that is not cured within 30 days; refusal to perform the material duties and responsibilities required by the employment agreement, subject to a 30 day cure period; and a material breach of the employment agreement or any other agreement to which Mr. Johnson and we are parties that is not cured within 30 days. The employment agreement may also be terminated by either party at any time without cause upon 30 days written notice, and by Mr. Johnson with good reason upon 90 days written notice, which shall include a 30 day cure period. “Good Reason” is defined as the occurrence, without Mr. Johnson’s prior written consent, of a material reduction in base salary, a material diminution in title, duties, responsibility or authority, relocation of his primary office to an office located 35 miles from the office in Langhorne, Pennsylvania, a material breach by us of any agreement with Mr. Johnson or failure by us to have any successor assume the employment agreement.

If Mr. Johnson is terminated by reason of death or disability, we will pay to him or his estate or a pro rata portion of any earned, but unpaid, bonus for services rendered during the year preceding the date of termination. If Mr. Johnson’s employment is terminated by us without cause or by him with good reason, subject to compliance with the confidentiality, non-solicitation and non-disparagement requirements of the employment agreement and the execution of a release of claims, (i) we will pay him an amount equal to the sum of 24 months base salary; (ii) either his pro rata bonus for the year if termination of employment is in the first two years of the term, or two years of bonus calculated at the target bonus level (payable over 24 months) if termination is after the first two years of the term; (iii) all outstanding stock options and other equity awards granted to Mr. Johnson will vest, to the extent not previously vested, and the stock options will remain exercisable for three months; and (iv) we will provide continued healthcare coverage until the earlier of (x) the expiration of the severance period, or (y) the date that Mr. Johnson’s “COBRA” coverage terminates or expires or (z) the date that Mr. Johnson obtains new employment that offers substantially similar health benefits.

The 2017 performance criteria for Mr. Johnson are based on the Company’s achievement of certain financial and operational goals.

Brian Posner

In connection with his appointment as our chief financial officer, pursuant to an offer letter dated July 19, 2013, the Company agreed to pay Mr. Posner an annual salary of $240,000, an annual bonus of up to 60% of his prorated annual base salary based on the achievement of mutually agreed upon objectives (either in equity or cash, to be determined), a monthly stipend of $700 to cover auto expenses, and medical, dental, 401(k), group life and long-term disability benefits.

On June 5, 2015, we entered into an employment agreement with Mr. Posner (the “Posner Employment Agreement”), which amended and restated the terms set forth in that certain offer letter dated July 19, 2013 in its entirety. The Posner Employment Agreement provides for a term of employment that continues until terminated by either party. Under the Posner Employment Agreement, Mr. Posner is entitled to an annual base salary of $240,000, which was increased to $249,600 effective as of April 16, 2017, less applicable payroll deductions and tax withholdings. He is also eligible to receive an annual bonus of up to 60% of his annual base salary for each calendar year during employment based upon the achievement of certain performance criteria, provided that he is employed by the Company through the end of the applicable calendar year to which the bonus relates, subject to certain exceptions. The performance criteria for each year will be established reasonably and in good faith by the Board. Mr. Posner is also entitled to a monthly automobile allowance of $700 per month, reimbursement of certain out-of-pocket expenses reasonably incurred in connection with the performance of his services and benefit plans provided by the Company to all employees.

The Posner Employment Agreement also contains certain confidentiality, non-competition, non-solicitation and assignment of work product covenants for Mr. Posner.

Mr. Posner’s employment may be terminated by either party at any time upon written notice. If Mr. Posner’s employment is terminated by the Company for cause or by Mr. Posner without good reason, the Company will pay Mr. Posner an amount equal to the sum of (i) all unpaid base salary accrued through the date of termination, (ii) all unpaid performance bonus earned and accrued for a previously completed calendar year, (iii) all accrued and unpaid vacation or similar pay required by law and (iv) any unreimbursed expenses properly incurred prior to the termination date.

If Mr. Posner’s employment is terminated by the Company without cause or by Mr. Posner for good reason, subject to the timely execution and return by Mr. Posner of an irrevocable release of claims within 60 days following the date of termination, then the Company will pay Mr. Posner a lump sum amount equal to the accrued obligations set forth in (i) through (iv) above, plus severance pay in an amount equal to his base salary for 12 months, payable in equal installments in accordance with the normal payroll policies of the Company. If, prior to such termination, Mr. Posner was employed by the Company through at least July 1st of the applicable calendar year, he will also be eligible to receive a pro-rata portion of any annual performance bonus earned during such calendar year, with the amount prorated based on the number of days employed during such calendar year. In addition, all outstanding stock options and restricted stock awards granted to Mr. Posner will immediately vest in full and the stock options will remain exercisable for two years following the termination date or, if sooner, until the end of the applicable stock option’s term. The Company will also provide continued health benefits coverage until the earlier of the expiration of the 12 month severance period and the date that Mr. Posner becomes eligible for comparable employer sponsored health benefits.

The 2017 performance criteria for Mr. Posner are the same as those described above for Mr. Johnson.

Bradford Barton

In connection with his appointment as chief operating officer, pursuant to an offer letter dated May 14, 2013, the Company agreed to pay Mr. Barton an annual salary of $240,000, an annual bonus of up to 60% of his prorated annual base salary based on the achievement of mutually agreed upon objectives, a monthly stipend of $700 to cover auto and telephone expenses, and medical, dental, 401(k), group life and long-term disability benefits.

On June 5, 2015, we entered into an employment agreement with Mr. Barton (the “Barton Employment Agreement”), which amended and restated the terms set forth in that certain offer letter dated May 14, 2013 in its entirety. The Barton Employment Agreement provided for a term of employment that continues until terminated by either party. Under the Barton Employment Agreement, Mr. Barton is entitled to an annual base salary of $240,000, which was increased to $249,600 effective as of April 16, 2017, less applicable payroll deductions and tax withholdings. He is also eligible to receive an annual bonus of up to 60% of his annual base salary for each calendar year during employment based upon the achievement of certain performance criteria, provided that he is employed by the Company through the end of the applicable calendar year to which the bonus relates, subject to certain exceptions. The performance criteria for each year will be established reasonably and in good faith by the Board. Mr. Barton is also entitled to a monthly automobile allowance of $700 per month, reimbursement of certain out-of-pocket expenses reasonably incurred in connection with the performance of his services and benefit plans provided by the Company to all employees.

The Barton Employment Agreement also contains certain confidentiality, non-competition, non-solicitation and assignment of work product covenants for Mr. Barton.

Mr. Barton’s employment may be terminated by either party at any time upon written notice. If Mr. Barton’s employment is terminated by the Company for cause or by Mr. Barton without good reason, the Company will pay Mr. Barton an amount equal to the sum of (i) all unpaid base salary accrued through the date of termination, (ii) all unpaid performance bonus earned and accrued for a previously completed calendar year, (iii) all accrued and unpaid vacation or similar pay required by law and (iv) any unreimbursed expenses properly incurred prior to the termination date.

If Mr. Barton’s employment is terminated by the Company without cause or by Mr. Barton for good reason, subject to the timely execution and return by Mr. Barton of a release of claims of an irrevocable release of claims within 60 days following the date of termination, then the Company will pay Mr. Barton a lump sum amount equal to the accrued obligations set forth in (i) through (iv) above, plus severance pay in an amount equal to his base salary for 12 months, payable in equal installments in accordance with the normal payroll policies of the Company. If, prior to such termination, Mr. Barton was employed by the Company through at least July 1st of the applicable calendar year, he will also be eligible to receive a pro-rata portion of any annual performance bonus earned during such calendar year, with the amount prorated based on the number of days employed during such calendar year. In addition, all outstanding stock options and restricted stock awards granted to Mr. Barton will immediately vest in full and the stock options will remain exercisable for two years following the termination date or, if sooner, until the end of the applicable stock option’s term. The Company will also provide continued health benefits coverage until the earlier of the expiration of the 12 month severance period and the date that Mr. Barton becomes eligible for comparable employer sponsored health benefits.

The 2017 performance criteria for Mr. Barton are the same as those described above for Mr. Johnson.

Pellegrino Pionati

In connection with Mr. Pionati’s appointment as chief strategy and marketing officer, on June 3, 2015, we entered into an employment agreement with Mr. Pionati (the “Pionati Employment Agreement”) for a term of employment that commences on June 15, 2015 and continues until terminated by either party. Under the Pionati Employment Agreement, Mr. Pionati is entitled to an annual base salary of $240,000, which was increased to $249,600 effective as of April 16, 2017, less applicable payroll deductions and tax withholdings. He is also eligible to receive an annual bonus of up to 60% of his annual base salary for each calendar year during employment based upon the achievement of certain performance criteria, provided that he is employed by the Company through the end of the applicable calendar year to which the bonus relates, subject to certain exceptions. The performance criteria for each year will be established reasonably and in good faith by the Company’s board of directors (the “Board”). Mr. Pionati is also entitled to a monthly automobile allowance of $700 per month, reimbursement of certain out-of-pocket expenses reasonably incurred in connection with the performance of his services and benefit plans provided by the Company to all employees.

The Pionati Employment Agreement also contains certain confidentiality, non-competition, non-solicitation and assignment of work product covenants for Mr. Pionati.

Mr. Pionati’s employment may be terminated by either party at any time upon written notice. If Mr. Pionati’s employment is terminated by the Company for cause or by Mr. Pionati without good reason, the Company will pay Mr. Pionati an amount equal to the sum of (i) all unpaid base salary accrued through the date of termination, (ii) all unpaid performance bonus earned and accrued for a previously completed calendar year, (iii) all accrued and unpaid vacation or similar pay required by law and (iv) any unreimbursed expenses properly incurred prior to the termination date.

If Mr. Pionati’s employment is terminated by the Company without cause or by Mr. Pionati for good reason, subject to the timely execution and return by Mr. Pionati of an irrevocable release of claims within 60 days following the date of termination, then the Company will pay Mr. Pionati a lump sum amount equal to the accrued obligations set forth in (i) through (iv) above, plus severance pay in an amount equal to his base salary for 12 months, payable in equal installments in accordance with the normal payroll policies of the Company. If, prior to such termination, Mr. Pionati was employed by the Company through at least July 1st of the applicable calendar year, he will also be eligible to receive a pro-rata portion of any annual performance bonus earned during such calendar year, with the amount prorated based on the number of days employed during such calendar year. In addition, all outstanding stock options and restricted stock awards granted to Mr. Pionati will immediately vest in full and the stock options will remain exercisable for two years following the termination date or, if sooner, until the end of the applicable stock option’s term. The Company will also provide continued health benefits coverage until the earlier of the expiration of the 12 month severance period and the date that Mr. Pionati becomes eligible for comparable employer sponsored health benefits.

The 2017 performance criteria for Mr. Pionati are the same as those described above for Mr. Johnson.

In connection with his appointment, on June 15, 2015, Mr. Pionati received (i) stock options to purchase 100,000 shares of common stock at an exercise of $5.25 per share, with one-third vesting on each of June 15, 2016, 2017 and 2018, and (ii) a restricted stock award of 120,000 shares of restricted common stock with 25% vesting on each of June 15, 2015, 2016, 2017 and 2018, in each case, provided that Mr. Pionati is employed by or providing services to the Company through the applicable vesting date, subject to the terms and conditions of the 2014 Plan.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2016:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
David Johnson	59,200	—		$4.38	11/29/22
David Johnson	59,200	—		$6.56	11/29/22
David Johnson	59,200	—		$8.75	11/29/22
David Johnson	279,227	—		$3.28	02/04/23
David Johnson	117,125	—		$3.50	11/14/23
David Johnson	730,535	—		$6.82	12/20/23
David Johnson	38,333	76,667	(1)	$6.23	02/06/25
David Johnson						200,000	(2)	$118,000	(3)
David Johnson						59,932	(4)	$35,360	(3)
David Johnson						300,000	(5)	$177,000	(3)
Brian Posner	61,714	—		$4.38	09/03/23
Brian Posner	61,714	—		$6.56	09/03/23
Brian Posner	61,714	—		$8.75	09/03/23
Brian Posner	46,666	23,334	(6)	$9.00	03/06/24
Brian Posner	38,333	76,667	(1)	$6.23	02/06/25
Brian Posner						66,667	(2)	$39,334	(3)
Brian Posner						24,658	(4)	$14,548	(3)
Brian Posner						100,000	(5)	$59,000	(3)
Bradford Barton	54,855	—		$4.38	05/10/23
Bradford Barton	54,855	—		$5.47	05/10/23
Bradford Barton	54,855	—		$6.56	05/10/23
Bradford Barton	54,855	—		$8.75	05/10/23
Bradford Barton	54,855	—		$10.94	05/10/23
Bradford Barton	46,666	23,334	(6)	$9.00	03/06/24
Bradford Barton	38,333	76,667	(1)	$6.23	02/06/25
Bradford Barton						66,667	(2)	$39,334	(3)
Bradford Barton						24,658	(4)	$14,548(3)

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
Bradford Barton						100,000	(5)	$59,000	(3)
Pellegrino Pionati	33,333	66,667	(7)	$5.25	06/15/25
Pellegrino Pionati						14,384	(4)	$8,487	(3)
Pellegrino Pionati						60,000	(8)	$35,400	(3)
Pellegrino Pionati						100,000	(5)	$59,000	(3)

(1)	Vests and becomes exercisable as follows: 38,333 shares on February 6, 2017 and 38,334 shares on February 6, 2018.
(2)	Represents a restricted stock award (“RSA”) granted on February 6, 2015. The RSA vests and becomes exercisable annually over three years on a pro rata basis on the grant date anniversaries.
(3)	Computed by multiplying the number of non-vested RSA shares by $0.59, which was the closing market price of our common stock on December 30, 2016.
(4)	Vests and becomes exercisable on February 9, 2017.
(5)	Represents a restricted stock award (“RSA”) granted on May 11, 2016. The RSA is performance based and vests if the Company meets specific revenue targets within a five-year period from the date of grant.
(6)	Vests and becomes exercisable on March 6, 2017.
(7)	Vests and becomes exercisable as follows: 33,333 shares on June 15, 2017 and 33,334 on June 15, 2018.
(8)	Represents a restricted stock award (“RSA”) granted on June 15, 2015. The RSA vests and becomes exercisable annually over three years on a pro rata basis on the grant date anniversaries.

Change of Control Agreements

We do not currently have any plans providing for the payment of retirement benefits to our officers or directors, other than as described under “Agreements with Executive Officers” above.

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under “Agreements with Executive Officers” above. In the event of the termination of employment of the named executive officers, any and all unexercised stock options shall expire and no longer be exercisable after a specified time following the date of the termination, other than as described under “Agreements with Executive Officers” above.

2011 Long-Term Incentive Plan

Our board of directors adopted the 2011 Long-Term Incentive Plan on November 7, 2011, which was approved by our stockholders at the 2011 annual meeting held on December 19, 2011. The purpose of the 2011 Long-Term Incentive Plan is to enable us to remain competitive and innovative in its ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. The 2011 Long-Term Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. Our 2011 Long-Term Incentive Plan is expected to provide flexibility to its compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. The 2011 Long-Term Incentive Plan is administered by our board of directors. A total of 1,828,572 shares of common stock are reserved for award under the 2011 Long-Term Incentive Plan, of which 228,946 remained available for future awards as of April 28, 2017.

2014 Long-Term Incentive Plan

Our board of directors approved the 2014 Plan on April 10, 2014, which was approved by our stockholders at the 2014 annual meeting held on June 5, 2014, and adopted on that date. On February 26, 2015, our board of directors approved an amendment to the 2014 Plan to increase the total number of shares available for issuance pursuant to awards under the 2014 Plan, which was approved by stockholders at our 2015 annual meeting held on May 6, 2015.

The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract, motivate, reward and retain the services of key employees, certain key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to its compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. The 2014 Plan is administered by our board of directors. A total of 5,500,000 shares of common stock are reserved for award under the 2014 Plan, of which 820,958 remained available for future awards as of April 28, 2017.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2016, with respect to our equity compensation plans under which our equity securities are authorized for issuance:

	Number of securities to be issued upon exercise of outstanding		Weighted average exercise price of outstanding options,	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	4,093,673		$4.77	824,473
Equity compensation plans not approved by security holders	3,183,327	(1)	$6.59	—
Total	7,277,000		$5.57	824,473

(1)	Compromised of the following awards:
•	A warrant to purchase 1,143 shares of common stock, with a five year term, at an exercise price of $3.50 was issued to a consultant on April 9, 2012, vesting on the date of grant.
•	A warrant to purchase 1,143 shares of common stock, with a five year term, at an exercise price of $3.50 was issued to a consultant on May 9, 2012, vesting on the date of grant.
•	An option granted to a consultant to purchase 22,857 shares of common stock, granted on July 31, 2012, with an exercise price of $4.38 per share and a term of five years, vesting on the date of grant.
•	An option granted to a consultant to purchase 11,429 shares of common stock, granted on August 15, 2012, with an exercise price of $4.38 per share and a term of five years, vesting on the date of grant.
•	Options granted to two consultants to purchase 22,857 shares of common stock each, granted on September 19, 2012, each with an exercise price of $4.38 per share and a term of five years, each vesting as to 5,714 shares on the date of grant, as to 2,286 shares in each of following seven quarters and as to 1,142 shares in the final quarter.
•	An option granted to a director on November 27, 2012, with a term of ten years, to purchase 457,143 shares of common stock The options are scheduled to vest and become exercisable as follows: (i) options to purchase 57,143 shares of common stock with an exercise price of $8.75 per share vesting upon the date of grant; (ii) options to purchase 57,143 shares of common stock with an exercise price of $8.75 per share vesting on each of the first, second, and third year anniversaries of the date of grant; and (iii) options to purchase 228,571 shares of common stock with an exercise price of $8.75 per share vesting upon the meeting of certain performance criteria. Options to purchase 171,429 shares were forfeited prior to December 31, 2013.

•	An option granted to an officer on November 27, 2012, with a term of five years, to purchase 11,429 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant. 900 shares under this grant have been exercised and are not included in the table above.
•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 26,286 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.
•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 3,429 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.
•	An option granted to a director on November 27, 2012, with a term of five years, to purchase 60,571 shares of common stock, with an exercise price of $4.38 per share vesting on the date of grant.
•	An option granted to Mr. Johnson to purchase 177,600 shares of common stock, granted on November 27, 2012, vesting as follows: (i) options to purchase 59,200 shares of common stock at an exercise price of $4.38 per share, which vested and became exercisable on November 29, 2012; (ii) options to purchase 59,200 shares of common stock at an exercise price of $6.56 per share, which vested and became exercisable on November 29, 2013; (iii) and options to purchase 59,200 shares of common stock at an exercise price of $8.75 per share, which vested and became exercisable on November 29, 2014.
•	An option granted to a consultant to purchase 39,999 shares of common stock, granted on May 10, 2013, with an exercise price of $4.38 per share and a term of ten years, vesting 22,857 shares of common stock on the date of grant and 5,714 shares of common stock on September 30, 2013, December 31, 2013 and March 31, 2014. 25,000 shares under this grant have been exercised and are not included in the table above.
•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 171,432 shares of common stock, vesting as follows: (i) options to purchase 57,144 shares of common stock immediately on the date of grant; and (ii) options to purchase 57,144 shares of common stock on each of the first and second year anniversaries of the date of grant. The exercise price for one-fourth of each tranche is $4.38, $5.47, $6.56, and $8.75 per share.
•	An option granted to an employee on May 10, 2013, with a term of ten years, to purchase 274,275 shares of common stock vesting as follows: (i) options to purchase 54,855 shares of common stock immediately on the date of grant; and (ii) options to purchase 54,855 shares of common stock on each of the first, second, third, and fourth year anniversaries of the date of grant. The exercise price for one-fifth of each tranche is $4.38, $5.47, $6.56, $8.75 and $10.94 per share.
•	An option granted to a consultant to purchase 17,143 shares of common stock, granted on May 30, 2013, with a term of ten years, vesting as follows: (i) options to purchase 5,714 shares of common stock vesting immediately on the date of grant with an exercise price of $4.38 per share; (ii) options to purchase 5,714 shares of common stock vesting on January 1, 2014 with an exercise price of $6.56 per share; and (iii) 5,714 shares vesting on January 1, 2015 with an exercise price of $8.75 per share.
•	An option granted to Dr. Zeldis on July 22, 2013 to purchase 622,170 shares of common stock. The options are scheduled to vest and become exercisable as follows: (i) options to purchase 207,390 shares of common stock at $6.56 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $10 million by April 15, 2016; (ii) options to purchase 207,390 shares of common stock with an exercise price of $8.75 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $20 million by April 17, 2017; and (iii) options to purchase 207,390 shares of common stock with an exercise price of $10.94 per share to vest upon the filing of the Company’s annual report on Form 10-K having consolidated gross revenue of at least $25 million by April 17, 2018.
•	An option granted to Mr. Posner, with a ten year term, to purchase 185,142 shares of common stock, granted on September 3, 2013. The options are scheduled to vest as follows: (i) 61,714 shares at an exercise price of $4.38 per share, which vested immediately; (ii) 61,714 shares at an exercise price of $6.56 per share, which vested upon the one year anniversary of employment; and (iii) 61,714 shares at an exercise price of $8.75 per share, which vested upon the two year anniversary of employment. The options have a term of ten years.

•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on September 11, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.
•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on October 28, 2013, vesting on the one year anniversary of the date of grant.
•	A warrant to purchase 3,429 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on October 28, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.
•	Warrants to two consultants to each purchase 8,000 shares of common stock, with a five year term, at an exercise price of $4.38 were issued on November 12, 2013, each vesting in 12 equal monthly installments over the first year from the date of issuance.
•	A warrant to purchase 9,143 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.
•	A warrant to purchase 13,714 shares of common stock, with a five year term, at an exercise price of $4.38 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.
•	Warrants to two consultants to each purchase 4,000 shares of common stock, with a five year term, at an exercise price of $5.69 were issued on November 12, 2013, each vesting in 12 equal monthly installments over the first year from the date of issuance.
•	A warrant to purchase 4,571 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.
•	A warrant to purchase 6,857 shares of common stock, with a five year term, at an exercise price of $5.69 was issued to a consultant on November 12, 2013, vesting in 12 equal monthly installments over the first year from the date of issuance.
•	An option granted to Mr. Johnson, with a term of ten years, to purchase 117,125 shares of common stock, granted on November 14, 2013 with an exercise price of $3.50. The options vested as follows: (i) options to purchase 32,549 shares vested on March 28, 2014, (ii) options to purchase 41,116 shares vested on June 28, 2014; and (iii) options to purchase 43,460 shares vested on September 30, 2014.
•	An option granted to a consultant to purchase 34,286 shares of common stock, granted on November 14, 2013, with an exercise price of $5.69 per share and a term of five years, vesting on the date of grant.
•	An option granted to a consultant on November 15, 2013, with a term of ten years, to purchase 22,857 shares of common stock vesting as follows: (i) options to purchase 7,619 shares of common stock immediately on the date of grant with an exercise price of $3.94 per share; (ii) options to purchase 7,619 shares of common stock on the first year anniversary of the date of grant with an exercise price of $6.56 per share; and (iii) 7,619 shares of common stock on the second anniversary of the date of grant with an exercise price of $8.75 per share.
•	An option granted to Mr. Johnson, with a term of ten years, to purchase 730,535 shares of common stock, granted on December 20, 2013 at an exercise price of $6.82. The options vest on the first day of each calendar quarter during the period commencing on January 1, 2014 and ending on February 4, 2016, provided that Mr. Johnson remains employed by the company on such date.
•	An option granted to an employee on December 20, 2013, with a term of ten years, to purchase 50,000 shares of common stock with an exercise price of $6.82 per share vesting as follows: (i) options to purchase 12,500 shares of common stock immediately on the date of grant; and (ii) options to purchase 12,500 shares of common stock on each of the first, second, and third year anniversaries of the date of grant.
•	An option granted to an employee on January 6, 2014, with a term of ten years, to purchase 50,000 shares of common stock with an exercise price of $6.99 per share. The option is scheduled to vest and become exercisable in thirds on each of the next three anniversaries of the date of grant.

•	An option granted to an employee on January 6, 2014, with a term of ten years, to purchase 91,520 shares of common stock with an exercise price of $6.99 per share. The option is scheduled to vest and become exercisable in thirds on each of the next three anniversaries of the date of grant.
•	An option granted to an employee on January 6, 2014, with a term of ten years, to purchase 80,000 shares of common stock with an exercise price of $6.99 per share. The option is scheduled to vest and become exercisable in thirds on each of the next three anniversaries of the date of grant.

DIRECTOR COMPENSATION

The following table shows information concerning our directors, other than David Johnson, during the year ended December 31, 2016.

	Year	Fees Earned or Paid in Cash		Option Awards(1)		Total
Jerome Zeldis, M.D., Ph.D.	2016	$60,000		$27,381	(2)	$87,381
Winston Kung(3)	2016	$—	(4)	$—	(5)	$—
Joseph Leone	2016	$45,000		$27,381	(2)	$72,381
Gary Restani	2016	$42,000		$27,381	(2)	$69,381
Jeffrey Sklar	2016	$46,000		$27,381	(2)	$73,381
Mark Wagner	2016	$30,000		$27,381	(2)	$57,381
Perry Karsen(6)	2016	$—	(7)	$—		$—
Andrew Africk(8)	2016	$12,581		$—		$12,581

(1)	The amounts reported represent the aggregate grant date fair value of the awards, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 — Compensation — Stock Compensation (“ASC 718”), with the exception that the amount shown assumes no forfeitures. Assumptions used in the calculation of these amounts are included in “Note 2. Summary of Significant Accounting Policies — Stock-Based Compensation” and “Note 15. Stockholders’ Equity” to our audited financial statements for the fiscal year ended December 31, 2016 included in the 2016 Annual Report.
(2)	An option to purchase 45,000 shares of common stock was granted during the year ended December 31, 2016.
(3)	Mr. Kung became a director on February 15, 2016.
(4)	Mr. Kung waived cash compensation for serving as a director during the year ended December 31, 2016.
(5)	Mr. Kung waived his option grant for serving as a director during the year ended December 31, 2016.
(6)	Mr. Karsen resigned as director as of February 15, 2016.
(7)	Mr. Karsen waived cash compensation for serving as a director during the period ended February 15, 2016.
(8)	Mr. Africk resigned as director on May 5, 2016.

For the year ended December 31, 2016, cash compensation for non-employee directors, including the board chair, was $30,000. In addition, the audit committee chair was paid $12,000, the compensation committee chair was paid $10,000, other audit committee members were paid $6,000, other compensation committee members were paid $4,500 and nominating and corporate governance committee members, including the chair, were paid $3,000. Each non-employee director also received stock options to purchase 45,000 shares of our common stock on May 11, 2016, at an exercise price of $0.86 per share. These stock options will vest monthly over a 12 month period from the date of grant and have a ten-year term.

For the year ending December 31, 2017, compensation for non-employee directors is expected to remain the same as 2016.

Mr. Kung has waived his cash compensation and stock option grant for the year ended December 31, 2016.

PROPOSAL 2: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

On April 26, 2017, our board of directors unanimously adopted resolutions approving, declaring advisable and recommending to the our stockholders for their approval a proposal to authorize the board of directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend our Certificate to effect a reverse stock split (the “Reverse Stock Split”) with a ratio in the range of 1-for-3 and 1-for-13, such ratio to be determined by the board of directors, with respect to the issued and outstanding common stock of the Company. Approval of this proposal will grant the board of directors the authority, without further action by the stockholders, to carry out the Reverse Stock Split any time prior to the annual meeting of stockholders in 2018, with the exact exchange ratio and timing to be determined at the discretion of the board of directors. Even if our stockholders approve this proposal, our board of directors may determine in its discretion not to effect the Reverse Stock Split and not to file any amendment to the Certificate.

If our stockholders approve this proposal and our board of directors determines to effect the Reverse Stock Split, between every 3 and 13 issued and outstanding shares of our common stock (and between every 3 and 13 shares of our common stock, if any, that are treasury shares) would be combined and reclassified into one share of common stock. The Reverse Stock Split would not change the total number of authorized shares of common stock or of preferred stock, or the par value of common stock or preferred stock. In addition, except for adjustments that may result from the treatment of fractional shares as described below, each stockholder would hold the same percentage of then-outstanding common stock immediately following the Reverse Stock Split that such stockholder held immediately prior to the Reverse Stock Split.

If approved, this proposal would approve the amendment to the Certificate set forth in Annex A solely to the extent such amendment relates to the Reverse Stock Split. Stockholders are urged to carefully read Annex A.

Effective Time

If this proposal is approved and our board of directors determines to effect the Reverse Stock Split, we will file the proposed certificate of amendment to the Certificate with the Secretary of State of Delaware. The Reverse Stock Split will become effective at such time set forth in the certificate of amendment to the Certificate filed with the Secretary of State of Delaware, with the exact timing to be determined at the discretion of our board of directors.

If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split. If our board of directors does not implement the Reverse Stock Split prior to the annual meeting of stockholders in 2018, the authority granted in this proposal to implement the Reverse Stock Split will terminate. Our board of directors reserves its right to elect not to proceed and abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Reasons for the Reverse Stock Split

Our common stock is currently listed on the NASDAQ Capital Market under the symbol “ALQA.” The continued listing requirements of the NASDAQ Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. On October 12, 2016, we received written notice from the Listing Qualifications Department of the NASDAQ Stock Market indicating that, based upon the closing bid price of our common stock for the last 30 consecutive days, we did not meet the continued listing requirement for minimum bid price. We had 180 calendar days, or until April 10, 2017, to cure the deficiency and regain compliance with the minimum bid price requirement. The letter further provided that if we do not regain compliance by April 10, 2017, an additional 180 days may be granted to regain compliance if we (i) meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the NASDAQ Capital Market (except for the bid price requirement) and (ii) provide written notice of our intention to cure the deficiency during the second 180-day compliance period.

On April 6, 2017, we provided such notice to the NASDAQ Stock Market requesting an additional 180 calendar day period to regain compliance with the minimum bid price requirement and announcing our intention to regain compliance during the additional 180 calendar day period by effecting a reverse stock split, if necessary.

On April 11, 2017, we received a letter from the NASDAQ Stock Market notifying us that we have been granted an additional 180 calendar days, or until October 9, 2017, to regain compliance with the minimum bid price requirement.

In order to cure the deficiency, the closing bid price of our common stock would have to be $1.00 or higher for a minimum of 10 consecutive business days during the additional 180-day compliance period. If we fail to achieve compliance during the additional 180-day compliance period, our common stock may be delisted.

Our board of directors has determined that the continued listing of our common stock on the NASDAQ Capital Market is beneficial for our stockholders. If our common stock is delisted from the NASDAQ Capital Market, our board of directors believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

The purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock above $1.00 per share in order to meet the continuing listing requirements of the NASDAQ Capital Market. Our board of directors intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the NASDAQ Capital Market. Accordingly, our board of directors has approved the Reverse Stock Split in order to help ensure that the share price of our common stock meets the continued listing requirements of the NASDAQ Capital Market.

Board Discretion to Implement the Reverse Stock Split

Our board of directors believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the board of directors with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If stockholders approve this proposal, the board of directors would carry out a reverse stock split only upon the board of directors’ determination that a reverse stock split would be in the best interests of our stockholders at that time. The board of directors would then set the ratio for the Reverse Stock Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the board of the directors may consider numerous factors including:

•	the historical and projected performance of our common stock;
•	general economic and other related conditions prevailing in our industry and in the marketplace;
•	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the NASDAQ Capital Market;
•	our capitalization (including the number of shares of common stock issued and outstanding);
•	the then-prevailing trading price for our common stock and the volume level thereof; and
•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Our board of directors intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split described above.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, stockholders should consider the following risks associated with effecting the Reverse Stock Split:

•	Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if effected, will increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a permanent increase in the market price. The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.
•	Even if our stockholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the NASDAQ Capital Market.
•	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
•	Although our board of directors believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and effected with respect to the issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

The Reverse Stock Split will not affect the number of authorized shares of common stock, which will continue to be 95,000,000 shares. Although the Reverse Stock Split will not, by itself, have any immediate dilutive effect on stockholders (other than de minimis adjustments that may results from the treatment of fractional shares), the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as the board of directors may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of common stock are issued in the future, such shares could be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company. See “— Potential Anti-Takeover Effect” below for more information on potential anti-takeover effects of the Reverse Stock Split.

The Reverse Stock Split will also have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on Equity Compensation Plans and Outstanding Options and Warrants

If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under the 2014 Plan and 2011 Long-Term Incentive Plan (collectively, the “Plans”) would be reduced in proportion to the ratio selected by our board of directors (including the 4,000,000 shares proposed to be added by the Plan Amendment Proposal (Proposal 3), which will be reduced to between 307,693 and 1,333,334 shares). As of April 28, 2017, there were a total of 7,328,572 shares of common stock reserved for issuance pursuant to awards under the Plans, of which 1,049,904 shares remained available for future awards, and following the Reverse Stock Split, if any, such reserve would be reduced to between 563,737 and 2,442,858 shares, of which between 80,762 and 349,968 shares would be available for future awards under the Plans.

Under the terms of our outstanding equity awards, options and warrants, the proposed Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards, options and warrants in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards, options and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding the number of shares of common stock issuable down to the nearest whole share, with no cash payment being made in respect of such rounding, and the exercise or purchase price of such equity awards, options and warrants rounded up to the nearest whole cent, in each case in compliance with the requirements of Sections 424 and 409A of the Code, as applicable, and the Treasury Regulations issued thereunder.

The following table contains approximate information relating to our common stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on share information as of April 28, 2017:

	April 28, 2017	1-for-3		1-for-8		1-for-13
Number of authorized shares of common stock	95,000,000	95,000,000		95,000,000		95,000,000
Number of outstanding shares of common stock	45,975,994	15,325,331		5,746,999		3,536,615
Number of shares of common stock reserved for issuance upon exercise of outstanding stock options and warrants	11,686,988	3,895,663		1,460,874		898,999
Number of shares of common stock reserved for issuance in connection with future awards under our equity compensation plans	1,049,904	349,968		131,238		80,762
Additional number of shares of common stock reserved for issuance in connection with future awards under the 2014 Plan pursuant to the Plan Amendment Proposal(1)	—	1,333,334		500,000		307,693
Number of authorized and unreserved shares of common stock not outstanding	36,287,114	74,095,704	(1)	87,160,889	(1)	90,175,931	(1)

(1)	Assuming approval of the Plan Amendment Proposal (Proposal 3).

Potential Anti-Takeover Effect

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to takeover or otherwise acquire control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other change in control transaction). In addition, the Certificate and our bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the board of directors to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by the board of directors and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our board of directors is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Stock Split Proposal is not part of any plan by our board of directors to recommend or implement a series of anti-takeover measures

Accounting Matters

The Reverse Stock Split will not affect the par value per share of common stock, which will remain unchanged at $0.001 per share. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender their current certificates to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

No fractional shares will be issued. Any fractional share resulting from the Reverse Stock Split will be rounded up to the next whole share.

No Dissenters’ or Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Considerations

The following is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to stockholders. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This discussion is a summary for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) stockholders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) U.S. stockholders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; or (xii) U.S. expatriates.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as the U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships holding our common stock and the partners therein should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below and that a court would not sustain any such challenge. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

Taxation of Stockholders.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered, and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Taxation of the Company.

The Company will not recognize any gain or loss as a result of the Reverse Stock Split.

Vote Required for Approval

Approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on such proposal at the Annual Meeting.

The board of directors recommends a vote FOR the Reverse Stock Split Proposal.

PROPOSAL 3: APPROVAL OF THE PLAN AMENDMENT PROPOSAL

The board of directors is seeking the approval of our stockholders of an amendment to the 2014 Plan, which was adopted by our board of directors on April 26, 2017, subject to stockholder approval (the “Second Plan Amendment”). The 2014 Plan was originally approved by our board of directors on April 10, 2014, and by our stockholders at our annual meeting held on June 5, 2014. Under the 2014 Plan as originally adopted, we reserved a total of 2,000,000 shares of our common stock for issuance pursuant to awards to employees, contractors, and non-employee directors. Our board of directors subsequently amended the 2014 Plan on February 26, 2015, which amendment was approved by our stockholders on May 6, 2015, to increase the number of shares of common stock available for issuance pursuant to awards under the 2014 Plan by an additional 3,500,000 shares, to a total of 5,500,000 shares of common stock. The Second Plan Amendment increases the number of shares of common stock available for issuance pursuant to awards under the 2014 Plan by an additional 4,000,000 shares, to a total of 9,500,000 shares of common stock.

The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, certain key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. The 2014 Plan is administered by the compensation committee of our board of directors (the “Committee”).

A copy of the Second Plan Amendment and the 2014 Plan is included as Annex B and Annex C, respectively, to this Proxy Statement.

Summary of the Proposed Second Plan Amendment

Our board of directors adopted the Second Plan Amendment on April 26, 2017, subject to stockholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by an additional 4,000,000 shares, to a total of 9,500,000 shares of common stock.

Description of the 2014 Plan

The following is a brief description of the 2014 Plan. A copy of the 2014 Plan is attached as Annex C to this proxy statement, and the following description is qualified in its entirety by reference to the 2014 Plan.

Purpose.  The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, certain key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of employees, contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws.

Effective Date and Expiration.  The 2014 Plan became effective upon stockholder approval on June 5, 2014, and will terminate ten years after such date, on June 5, 2024, unless sooner terminated by our board of directors. No award may be made under the 2014 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization.  Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2014 Plan is five million five hundred thousand (5,500,000) shares, of which 100% may be delivered pursuant to incentive stock options. If the Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased to nine million five hundred thousand (9,500,000) shares. Subject to certain adjustments, with respect to any participant who is an officer of us subject to Section 16 of the Securities Exchange Act of 1934, as amended, or a “covered employee” as defined in Section 162(m)(3) of the Code, a maximum of one hundred fifteen thousand (115,000) shares may be granted in any one year in the form of stock options or stock appreciation rights to such participant.

Shares to be issued may be made available from authorized but unissued shares of common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2014 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2014 Plan. If an award under the 2014 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2014 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2014 Plan, the number of shares available for future awards under the 2014 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2014 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2014 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us, shares cancelled on account of termination, expiration, or lapse of an award, shares surrendered in payment of the option price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant of incentive stock options under the 2014 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration.  The 2014 Plan is administered by the Committee. At any time there is no Committee to administer the 2014 Plan, any reference to the Committee is a reference to the board of directors. The Committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the 2014 Plan, establish and revise rules and regulations relating to the 2014 Plan, establish performance goals for awards and certify the extent of their achievement, and make any other determinations that it believes necessary for the administration of the 2014 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2014 Plan.

Eligibility.  Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2014 Plan. As of the Record Date, we had approximately 69 employees and 6 non-employee directors who would be eligible for awards under the 2014 Plan.

Stock Options.  The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights.  The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand alone award, or freestanding SARs, or in conjunction with options granted under the 2014 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR.

Restricted Stock and Restricted Stock Units.  The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions.

Dividend Equivalent Rights.  The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards.  The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2014 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. To the extent we determine that Section 162(m) of the Code shall apply to a performance award granted under the 2014 Plan, it is our intent that performance awards constitute “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of

Section 162(m) of the Code, if the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

Performance Goals.  Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2014 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn, or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Other Awards.  The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2014 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment.  The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2014 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2014 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of nonqualified stock options or SARs to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are

(1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

Adjustments Upon Changes in Capitalization.  In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2014 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2014 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2014 Plan to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2014 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2014 Plan.  The board of directors may, at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2014 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2014 Plan and any awards under the 2014 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the board of directors regarding amendment or discontinuance of the 2014 Plan may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding award under the 2014 Plan without the consent of the affected participant.

Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2014 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation.  In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options.  A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

Nonqualified Stock Options.  A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares.  If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock.  A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights.  Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards.  In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding.  Any ordinary income realized by a participant upon the exercise of an award under the 2014 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us.  To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters.  We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent that we determine that Section 162(m) of the Code will apply to any awards granted pursuant to the 2014 Plan, we intend that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2014 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights; and (ii) the loss by us of a compensation deduction.

New Plan Benefits

With respect to the increased number of shares reserved under the 2014 Plan pursuant to the Second Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2014 Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our common stock is $0.43 per share based on the closing price of our common stock on April 27, 2017.

Effect of Approval of the Reverse Stock Split Proposal (Proposal 2)

If stockholders approve the Reverse Stock Split Proposal (Proposal 2), which would authorize the board of directors, in its discretion, to amend our Certificate to effect a reverse stock split of our issued and outstanding common stock at a ratio in the range of 1-for-3 to 1-for-13, such ratio to be determined by the board of directors, then, effective upon the Reverse Stock Split, the 4,000,000 shares proposed to be added by the Plan Amendment would be proportionately reduced to between 307,693 and 1,333,334 shares, and the total shares authorized under the 2014 Plan would be reduced to between 730,770 and 3,166,667 shares.

Vote Required for Approval

Approval of the Plan Amendment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal.

The board of directors recommends a vote FOR the Plan Amendment Proposal.

PROPOSAL 4: APPROVAL OF THE MFN ADJUSTMENT PROPOSAL

Background

On February 27, 2017, we issued and sold an aggregate of 5,540,000 shares of our common stock at a purchase price of $0.50 per share in the Private Placement to certain accredited investors (the “Private Placement Investors”) pursuant to the Securities Purchase Agreement. The Securities Purchase Agreement contains a “most favored nation” provision that provides that if we, during 120 days from February 27, 2017, issue or sell any common stock or common stock equivalents reasonably believed to be more favorable in terms or conditions than the Private Placement, we must amend the terms of the Securities Purchase Agreement to give the Private Placement Investors the benefit of such more favorable terms or conditions, which we refer to as the MFN Adjustment. On April 3, 2017, we completed the Public Offering, pursuant to which we sold 9,473,250 shares of common stock at a Public Offering price of $0.40 per share. As a result of the Public Offering, and pursuant to the “most favored nation” provision of the Securities Purchase Agreement, effective as of April 11, 2017, we adjusted the per share purchase price under the Securities Purchase Agreement to equal the $0.40 per share Public Offering price, and would therefore need to issue an aggregate of 1,385,000 additional shares of common stock (the “MFN Shares”) to the Private Placement Investors, for no additional consideration, to give them this effective per share purchase price of $0.40 per share.

Under the NASDAQ Stock Market Rule 5635(d) further described below, we may issue up to 5,920,717 shares of our common stock to the Private Placement Investors at less than market and book value pursuant to the Securities Purchase Agreement, including any shares of our common stock issued under the MFN Adjustment, without stockholder approval, which is equal to 19.99% of our common stock outstanding immediately prior to the closing of the Private Placement on February 27, 2017. As we issued and sold 5,540,000 shares of our common stock upon closing of the Private Placement on February 27, 2017, we were only able to issue 380,717 shares of the MFN Shares pursuant to the MFN Adjustment on April 11, 2017. We may not issue the remaining 1,004,283 shares of the MFN Shares (the “Remainder MFN Shares”) until we obtain stockholder approval of the issuance of more than 5,920,717 shares under the Securities Purchase Agreement at less than market and book value pursuant to NASDAQ Stock Market Rule 5635(d).

Accordingly, we are seeking stockholder approval for the issuance of the Remainder MFN Shares, which issuance would result in, when aggregated with the shares of common stock initially issued in the Private Placement, our issuance of more than 20% of the number of shares of common stock outstanding immediately prior to the closing of the Private Placement at less than market and book value, to the Private Placement Investors, pursuant to the NASDAQ Stock Market Rule 5635(d).

Why We Need Stockholder Approval

Our common stock is listed on the NASDAQ Capital Market and we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(d) requires us to obtain stockholder approval in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the issuer enters into a binding agreement for the issuance of such securities.

While the purchase price of $0.50 in the Private Placement was less than the greater of book or market value of our common stock as of February 27, 2017, the 5,540,000 shares of common stock issued in such offering represented less than 20% of our common stock or voting power immediately prior to the Private Placement. However, the issuance of the MFN Shares, when aggregated with the shares of common stock originally issued in the Private Placement, would amount to approximately 23% of shares of our common stock outstanding immediately prior to the closing of the Private Placement on February 27, 2017. As such, on April 11, 2017, we only issued 380,717 of the MFN Shares to the Private Placement Investors, which, when aggregated with the shares of common stock originally issued in the Private Placement, amounted to 19.99% of the outstanding shares of our common stock outstanding immediately prior to the closing of the Private Placement. Stockholder approval is now required under the NASDAQ Stock Market Rule 5635(d) to enable issuance of the Remainder MFN Shares to the Private Placement Investors.

Impact on Current Stockholders if the MFN Adjustment Proposal is Approved

If our stockholders approve this proposal, we will be able to issue the Remainder MFN Shares to the Private Placement Investors, subject to stockholder approval of the Chairman MFN Adjustment Proposal (Proposal 5) and the Celgene Proposal (Proposal 6), as set forth below.

The issuance of the Remainder MFN Shares would have a dilutive effect on our stockholders who are not Private Placement Investors in that the percentage ownership of the Company held by such current stockholders would decline as a result of the issuance of the Remainder MFN Shares. This means that our stockholders who are not Private Placement Investors would have less ability to influence significant corporate decisions requiring stockholder approval, and that the Private Placement Investors’ influence over determination of the outcome of any corporate transaction or other matter submitted to our stockholders for approval, including, but not limited to, the election of directors and the approval of corporate transactions will increase in comparison to our stockholders who are not Private Placement Investors.

Issuance of the MFN Shares to the Private Placement Investors could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Effect on Current Stockholders if the MFN Adjustment Proposal is Not Approved

If stockholders do not approve this proposal, we will not be able to issue the Remainder MFN Shares to the Private Placement Investors. If we are unable to fulfill our obligations under the Securities Purchase Agreement to the Private Placement Investors, it is likely that the Private Placement Investors and other potential investors would be unwilling to participate in any non-public capital raising efforts in the future, which would have an unfavorable impact on our capital raising efforts.

In addition, to fulfill our obligations under the Securities Purchase Agreement, we will have to seek stockholder approval of the MFN Adjustment Proposal until we receive stockholder approval of this proposal. We are not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement as we have already entered into the Securities Purchase Agreement, which is a binding obligation on us. The failure to obtain stockholders’ approval of this proposal will not negate the existing terms of the Securities Purchase Agreement. The Securities Purchase Agreement will remain a binding obligation of the Company.

Effect of Approval of the MFN Adjustment Proposal on Other Proposals

As further described in “Proposal 5: Approval of the Chairman MFN Adjustment Proposal,” the MFN Adjustment was not applicable to Dr. Zeldis, and Dr. Zeldis did not receive any MFN Shares because Dr. Zeldis agreed to conditionally waive the MFN Adjustment until we receive stockholder approval of the Chairman MFN Adjustment Proposal (Proposal 5). Dr. Zeldis will only receive his share of the MFN Shares if stockholders approve this proposal and the Chairman MFN Adjustment Proposal (Proposal 5). If stockholders do not approve this proposal, even if stockholders approve the Chairman MFN Adjustment Proposal (Proposal 5), Dr. Zeldis will not receive any MFN Shares.

As further described in “Proposal 6: Approval of the Celgene Proposal,” on April 11, 2017, Celgene received 296,277 share of the MFN Shares, and will only receive its share of the Remainder MFN Shares if this proposal is approved. If stockholders approve this proposal but do not approve the Celgene Proposal (Proposal 6), Celgene will still receive its share of the Remainder MFN Shares, but subject to a beneficial ownership limitation that limits the number of shares Celgene may beneficially own at any one time to 19.9% of our outstanding common stock. If stockholders do not approve this proposal, even if stockholders approve the Celgene Proposal (Proposal 6), Celgene will not receive its share of the Remainder MFN Shares.

Interests of Certain Persons

When you consider our board of director’s recommendations to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Celgene, which owns more than 5% of our voting securities, and Dr. Zeldis, the chairman of our board of directors and a director nominee, participated in the Private Placement. Celgene will not receive its share of the Remainder MFN

Shares if this proposal is not approved. Dr. Zeldis will not receive any MFN Shares if this proposal is not approved. Mr. Kung, who is a member of our board of directors and director nominee, is the Vice President of Business Development and Global Alliances at Celgene, and Mr. Kung is the Celgene Designee pursuant to the Celgene Agreement as described above under “Proposal 1: Election of Directors.” The beneficial ownership of Celgene, Dr. Zeldis, and Mr. Kung is outlined above under “Security Ownership of Certain Beneficial Owners and Management.” Neither Celgene nor Dr. Zeldis will, by virtue of the receipt of the MFN Shares, acquire rights to a majority of the voting power of the Company, based on the number of shares of common stock of the Company outstanding as of April 28, 2017.

The Private Placement and the Securities Purchase Agreement was separately approved by the pricing committee of the board of directors composed of disinterested directors with respect to the Private Placement, and neither Dr. Zeldis nor Mr. Kung was a member of, nor participated in, any meetings of the pricing committee.

Further Information

The terms of the Securities Purchase Agreement are only briefly summarized above. For further information, please refer to the Securities Purchase Agreement included as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2017. The discussion herein is qualified in its entirety by reference to the filed document.

Vote Required for Approval

Approval of the MFN Adjustment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal. Shares of common stock issued in the Private Placement, and the shares of common stock issued pursuant to the MFN Adjustment shall not be entitled to vote on this proposal.

The board of directors recommends a vote FOR the MFN Adjustment Proposal.

PROPOSAL 5: APPROVAL OF THE CHAIRMAN MFN ADJUSTMENT PROPOSAL

The Chairman MFN Adjustment

As noted above, the Securities Purchase Agreement entered in connection with the Private Placement provides for the MFN Adjustment. Jerome Zeldis, M.D. Ph.D., the chairman of our board of directors and a director nominee, participated in the Private Placement and purchased 400,000 shares of our common stock at $0.50 per share. Pursuant to the “most favored nation” provision of the Securities Purchase Agreement, following the Public Offering, we adjusted the per share purchase price under the Securities Purchase Agreement to $0.40 per share, equal to the Public Offering price. Such adjustment was not applicable to Dr. Zeldis, and Dr. Zeldis did not receive any MFN Shares, because Dr. Zeldis, pursuant to a letter agreement with us, dated March 13, 2017 (the “Zeldis Side Letter”), agreed to conditionally waive the MFN Adjustment to the extent that the MFN Adjustment would cause the effective per share purchase price in the Securities Purchase Agreement, after taking into account the MFN Adjustment, to be less than $0.49, the closing bid price of our common stock on February 27, 2017 (the “Market Price”), until the earlier of (i) us obtaining stockholder approval of the issuance of any securities to Dr. Zeldis as a result of the MFN Adjustment such that it would cause the effective per share purchase price in the Securities Purchase Agreement, after taking into account the MFN Adjustment, to be less than the Market Price, or (ii) a change of control. In the Zeldis Side Letter, we agreed to use our reasonable best efforts to solicit this stockholder approval at an annual or special meeting of stockholders of the Company to be promptly called and held prior to July 31, 2017.

Why We Need Stockholder Approval

Our common stock is listed on the NASDAQ Capital Market and we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(c) requires stockholder approval of security issuances at below fair market value made to officers, directors, employees or consultants, or affiliated entities of any such persons.

While the purchase price was not below the fair market value of our common stock at the time we entered into the Securities Purchase Agreement, which is the Market Price, the MFN Adjustment would result in the issuance of shares of common stock to Dr. Zeldis for no additional consideration, and therefore, requires advance stockholder approval in compliance with the NASDAQ Stock Market Rule 5635(c).

Accordingly, we are asking stockholders to approve, for purposes of the requirements under NASDAQ Stock Market Rule 5635(c), the issuance of shares of common stock to Dr. Zeldis pursuant to the MFN Adjustment, for no additional consideration. If this proposal is approved, the MFN Adjustment made in connection with the Public Offering will apply to Dr. Zeldis and reduce his effective per share purchase price in the Private Placement to $0.40, and we will issue Dr. Zeldis 100,000 shares of the MFN Shares (the “Chairman MFN Shares”). If this proposal is not approved, Dr. Zeldis will not receive any MFN Shares.

Impact on Current Stockholders if the Chairman MFN Adjustment Proposal is Approved

The application of the MFN Adjustment with respect to Dr. Zeldis and the resulting issuance of the Chairman MFN Shares would have a dilutive effect on our stockholders other than Dr. Zeldis in that the percentage ownership of the Company held by such current stockholders would decline as a result of the issuance of the Chairman MFN Shares, which would afford such stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Additionally, the sale or any resale into the public markets of the common stock could cause the market price of our common stock to decline.

Effect on Current Stockholders if the Chairman MFN Adjustment Proposal is Not Approved

If stockholders do not approve this proposal, the MFN Adjustment will not be applicable to Dr. Zeldis, and we will not be able to issue the Chairman MFN Shares to Dr. Zeldis. If we are unable to fulfill our obligations under the Securities Purchase Agreement to Dr. Zeldis, it is likely that Dr. Zeldis and other officers, directors, employees or consultants, or affiliated entities of any such persons would be unwilling to participate in any non-public capital raising efforts in the future, which would have an unfavorable impact on our capital raising efforts. In addition, the Zeldis Side Letter requires that we seek stockholder approval of this proposal every three months until we receive stockholder approval. This ongoing obligation will necessitate continuing effort and expense by us if this proposal is not approved at the Annual Meeting.

We are not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement or the Zeldis Side Letter, as we have already entered into the Securities Purchase Agreement and the Zeldis Side Letter, which are binding obligations on us. The failure to obtain stockholders’ approval of this proposal will not negate the existing terms of the Securities Purchase Agreement or the Zeldis Side Letter. The Securities Purchase Agreement and the Zeldis Side Letter will remain binding obligations of the Company.

Effect of Approval of the MFN Adjustment Proposal (Proposal 4) on the Chairman MFN Adjustment Proposal

If stockholders do not approve the MFN Adjustment Proposal (Proposal 4), even if this proposal is approved, Dr. Zeldis will not receive the Chairman MFN Shares. If stockholders approve the MFN Adjustment Proposal (Proposal 4) but do not approve this proposal, Dr. Zeldis will not receive the Chairman MFN Shares.

Interests of Certain Persons

When you consider our board of director’s recommendations to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Dr. Zeldis is the chairman of our board of directors and a director nominee, and Dr. Zeldis will not receive the Chairman MFN Shares if this proposal is not approved. The beneficial ownership of Dr. Zeldis is outlined above under “Security Ownership of Certain Beneficial Owners and Management.” Dr. Zeldis will not, by virtue of the receipt of the Chairman MFN Shares, acquire rights to a majority of the voting power of the Company, based on the number of shares of common stock of the Company outstanding as of April 28, 2017.

The Private Placement and the Securities Purchase Agreement was separately approved by the pricing committee of the board of directors composed of disinterested directors with respect to the Private Placement, and Dr. Zeldis was not a member of, nor participated in, any meetings of the pricing committee.

Further Information

The terms of the Securities Purchase Agreement are only briefly summarized under “Proposal 4: Approval of the MFN Adjustment Proposal.” For further information, please refer to the Securities Purchase Agreement included as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2017, and the Zeldis Side Letter included as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2017. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Vote Required for Approval

Approval of the Chairman MFN Adjustment Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal. Shares of common stock issued in the Private Placement, and the shares of common stock issued pursuant to the MFN Adjustment shall not be entitled to vote on this proposal.

The board of directors recommends a vote FOR the Chairman MFN Adjustment Proposal.

PROPOSAL 6: APPROVAL OF THE CELGENE PROPOSAL

Background

Prior to the Private Placement, Celgene beneficially owned 4,025,194 shares of our common stock, including 979,094 shares of our common stock (the “Warrants Shares”) issuable upon exercise of certain warrants (collectively, the “Warrants”).

Celgene participated in the Private Placement and purchased 4,000,000 shares of our common stock at $0.50 per share. Celgene’s purchase of the 4,000,000 shares in the Private Placement would have resulted in Celgene beneficially owning more than 20% of our outstanding shares of common stock following the Private Placement, constituting our largest ownership position, which, based on NASDAQ interpretations, is generally deemed as an occurrence of a “change of control” requiring stockholder approval prior to the issuance of the securities under the NASDAQ Stock Market Rule 5635(b). In addition, issuance of additional shares of common stock pursuant to the “most favored nation” provision of the Securities Purchase Agreement entered in connection with the Private Placement would further increase the number of shares of common stock Celgene beneficially owns, potentially causing Celgene to beneficially own more than 20% of outstanding shares of common stock immediately after such issuance.

To prevent such a “change of control” under NASDAQ Stock Market Rule 5635(d), on March 13, 2017, we and Celgene entered into a letter agreement (the “Celgene Side Letter”), pursuant to which Celgene agreed to conditionally waive the MFN Adjustment in the Securities Purchase Agreement to the extent that the MFN Adjustment would cause Celgene (together with its affiliates) to beneficially own or control in excess of 19.9% of the number of shares of common stock outstanding or the total voting power of our securities outstanding immediately after giving effect to such MFN Adjustment, until the earlier of (i) us obtaining stockholder approval of the issuance of any securities to Celgene as a result of the MFN Adjustment in excess of the foregoing thresholds, or (ii) a change of control. In addition, the Celgene Side Letter provides that we will not issue to Celgene any Warrant Shares upon exercise of the Warrants to the extent such Warrant Shares would cause Celgene (together with its affiliates) to beneficially own or control in excess of 19.9% of the number of shares of common stock outstanding or the total voting power of our securities outstanding unless and until we obtain stockholder approval permitting such issuances. In the Celgene Side Letter, we agreed to use our reasonable best efforts to solicit the stockholder approval for the MFN Adjustment for Celgene and the full exercise of the Warrants at an annual or special meeting of stockholders of the Company to be promptly called and held prior to July 31, 2017.

As further described under “Proposal 4: The MFN Adjustment Proposal,” pursuant to the “most favored nation” provision of the Securities Purchase Agreement, following the Public Offering, we adjusted the per share purchase price under the Securities Purchase Agreement to equal the $0.40 per share Public Offering price. As a result of the MFN Adjustment, we are required to issue 1,000,000 shares of the MFN Shares to Celgene, subject to stockholder approval, of which 296,277 shares have been issued to date. The remaining 703,723 MFN Shares (the “Celgene Remainder MFN Shares”) cannot be issued until we obtain stockholder approval of the MFN Adjustment Proposal (Proposal 4) and this proposal and unless Celgene (together with its affiliates) at the time owns less than 19.9% of our outstanding common stock.

Why We Need Stockholder Approval

Our common stock is listed on the NASDAQ Capital Market and we are subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(b) requires an issuer to obtain stockholder approval prior to share issuances which could result in a “change of control.” Generally, NASDAQ interpretations provide that a “change of control” would occur when, as a result of an issuance, an investor or group of affiliated investors would own 20% or more of the outstanding shares or voting power, constituting the largest ownership position. The issuance of the Celgene Remainder MFN Shares pursuant to the MFN Adjustment set forth in the Securities Purchase Agreement or the Warrant Shares upon exercise of the Warrants could result in such a “change of control” of the Company within the meaning of these NASDAQ interpretations.

To enable the issuance of the Celgene Remainder MFN Shares (assuming approval of the MFN Adjustment Proposal (Proposal 4)) or the Warrant Shares upon exercise of the Warrants in compliance with the NASDAQ Stock Market Rules, we are seeking stockholder approval for the issuance of the Celgene

Remainder MFN Shares and the Warrant Shares upon exercise of the Warrants, to the extent that any such issuance would result in Celgene (together with its affiliates) to beneficially own or control in excess of 19.9% of our common stock outstanding or the total voting power of our securities outstanding immediately after giving effect to such issuance.

Accordingly, we are asking stockholders to approve, for purposes of the requirements under NASDAQ Stock Market Rule 5635(b), any change in control as used in NASDAQ Stock Market Rule 5635(b), in the event that the issuance of the Celgene Remainder MFN Shares or the Warrant Shares upon exercise of the Warrants would result in Celgene beneficially owning 20% or more of the outstanding shares or voting power, constituting our largest ownership position, and therefore, would be deemed to be a change in control for purposes of NASDAQ Stock Market Rule 5635(b). Stockholders should note that a “change of control” as described under NASDAQ Stock Market Rule 5635(b) applies only with respect to the application of such rule, and does not constitute a “change of control” for purposes of Delaware law, our organizational documents, or any other purpose.

Impact on Current Stockholders if the Celgene Proposal is Approved

If our stockholders approve this proposal, the issuance of Celgene Remainder MFN Shares or the Warrant Shares upon exercise of the Warrants to Celgene would no longer be subject to the beneficial ownership limitation cap set at 19.9% in the Celgene Side Letter, and such issuance may result in Celgene (together with its affiliates) to beneficially own 20% or more of the outstanding shares or voting power, constituting our largest ownership position. If this proposal is approved, upon issuance of the Celgene Remainder MFN Shares (assuming approval of the MFN Adjustment Proposal (Proposal 4)) and the Warrant Shares upon exercise of the Warrants, Celgene would beneficially own 18.8% of our common stock outstanding, based on 45,975,994 shares of common stock outstanding as of April 28, 2017, and Celgene may be in a position to exert influence over the Company, and there is no guarantee that the interests of Celgene will align with the interests of other stockholders.

Effect on Current Stockholders if the Celgene Proposal is Not Approved

If stockholders do not approve the Celgene Proposal, issuance of the Celgene Remainder MFN Shares (assuming approval of the MFN Adjustment Proposal (Proposal 4)) or the Warrant Shares upon exercise of the Warrants to Celgene will be subject to the beneficial ownership limitation that limits the number of shares Celgene (together with its affiliates) may beneficially own or control at any one time to 19.9% of our outstanding common stock or the total voting power of our securities outstanding immediately after giving effect to such issuance. We will be obligated to issue the Celgene Remainder MFN Shares (assuming approval of the MFN Adjustment Proposal (Proposal 4)) or the Warrant Shares upon exercise of the Warrants to Celgene to the extent Celgene’s beneficial ownership (together with its affiliates) is ever at or below 19.9% (which can occur from Celgene selling some or all of the securities of the Company it owns or its affilates own or sufficient increase in the number of outstanding shares of our common stock). In addition, the Celgene Side Letter requires that we seek stockholder approval of this proposal every three months until we receive stockholder approval of this proposal. This ongoing obligation will necessitate continuing effort and expense by us if this proposal is not approved at the Annual Meeting.

We are not seeking the approval of our stockholders to authorize our entry into the Securities Purchase Agreement or the Celgene Side Letter with Celgene, as we have already entered into the Securities Purchase Agreement and the Celgene Side Letter, which are binding obligations on us. The failure to obtain stockholders’ approval of the Celgene Proposal will not negate the existing terms of the Securities Purchase Agreement or the Celgene Side Letter. The Securities Purchase Agreement and the Celgene Side Letter will remain binding obligations of the Company.

Effect of Approval of the MFN Adjustment Proposal (Proposal 4) on the Celgene Proposal

If stockholders do not approve the MFN Adjustment Proposal (Proposal 4), even if this proposal is approved, Celgene will not receive the Celgene Remainder MFN Shares. If stockholders approve the MFN Adjustment Proposal (Proposal 4) but do not approve this proposal, we will issue the Celgene Remainder MFN Shares to Celgene or the Warrant Shares upon exercise of the Warrants, only if any such issuance would not result in Celgene (together with its affiliates) beneficially owning more than 19.9% of our common stock outstanding or the total voting power of our securities outstanding immediately after giving effect to such issuance.

Interests of Certain Persons

When you consider our board of director’s recommendations to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Celgene, which owns more than 5% of our voting securities, will only receive the Celgene Remainder MFN Shares or the Warrant Shares upon exercise of the Warrants, in excess of 19.9% of our common stock outstanding or the total voting power of our securities outstanding immediately after giving effect to receipt of such shares, if this proposal is approved by the stockholders. Mr. Kung, a member of our board of directors and director nominee, is the Vice President of Business Development and Global Alliances at Celgene, and Mr. Kung is the Celgene Designee pursuant to the Celgene Agreement as described above under “Proposal 1: Election of Directors.” The beneficial ownership of Celgene and Mr. Kung is outlined above under “Security Ownership of Certain Beneficial Owners and Management.” Based on the number of shares of common stock of the Company outstanding as of April 28, 2017, Celgene will not, by virtue of the receipt of the Celgene Remainder MFN Shares or the Warrant Shares, acquire rights to a majority of the voting power of the Company.

The Private Placement and the Securities Purchase Agreement was separately approved by the pricing committee of the board of directors composed of disinterested directors with respect to the Private Placement, and Mr. Kung was not a member of, nor participated in, any meetings of the pricing committee.

Further Information

The terms of the Securities Purchase Agreement are only briefly summarized under “Proposal 4: Approval of the MFN Adjustment Proposal.” For further information, please refer to the Securities Purchase Agreement included as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2017, and the Celgene Side Letter included as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 15, 2017. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Vote Required for Approval

Approval of the Celgene Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal. Shares of common stock issued in the Private Placement, and the shares of common stock issued pursuant to the MFN Adjustment shall not be entitled to vote on this proposal.

The board of directors recommends a vote FOR the Celgene Proposal.

PROPOSAL 7: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Marcum LLP has been appointed as the independent registered public accounting firm for the fiscal year ending December 31, 2017, subject to stockholder ratification. Marcum LLP served as our independent registered public accounting firm for the fiscal years ended December 31, 2016 and 2015.

Representatives of Marcum LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by Marcum LLP for the fiscal years ended December 31, 2016 and 2015.

	Year Ended December 31, 2016	Year Ended December 31, 2015
Audit fees	$203,425	$260,009
Audit-related fees	29,165	51,430
Tax fees	—	7,210
Total	$232,590	$318,649

Audit Fees

Audit fees for the years ended December 31, 2016 and 2015 consist of the aggregate fees billed by Marcum LLP for the audit of the consolidated financial statements and internal control over financial reporting included in our Annual Report on Form 10-K and review of interim condensed financial statements included in the quarterly reports on Form 10-Q for the years ended December 31, 2016 and 2015. Audit fees also include services related to providing consents to fulfill the accounting firm’s responsibilities under generally accepted accounting principles.

Audit-Related Fees

Audit-related fees for the year ended December 31, 2016 include services in connection with our registration statement on Form S-4 filed in November 2016 and Form S-4/A filed in December 2016. Audit-related fees for the year ended December 31, 2015 include services in connection with our registration statement on Form S-4 filed in March 2015, Form S-4/A filed in April 2015, and Form S-8 in August 2015.

Tax Fees

Marcum LLP did not provide any professional services for tax compliance, tax advice or tax planning for the year ended December 31, 2016. Tax fees for the year ended December 31, 2015 consisted of fees for tax consultation services.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

Our audit committee pre-approves all auditing and permitted non-audit services to be performed for us by our independent auditor, except for de minimis non-audit services that are approved by the audit committee prior to the completion of the audit. The audit committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services. The audit committee pre-approved all of the fees set forth in the table above.

Approval of Independent Registered Public Accounting Firm Services and Fees

The board of directors requests that stockholders ratify the appointment of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2017. In the event that the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the board of directors determines that such a change would be in the best interest of our stockholders.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

The board of directors recommends a vote FOR the ratification of the appointment of Marcum LLP.

PROPOSAL 8: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our shareholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company, our board of directors or the compensation committee; however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address these concerns.

Our executive compensation program is administered with the aim of:

•	attracting and retaining executives experienced in developing and delivering products such as our own;
•	motivating and rewarding executives whose experience and skills are critical to our success;
•	rewarding performance; and
•	aligning the interests of our executive officers and shareholders by motivating executive officers to increase shareholder value.

We are asking our shareholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“Resolved, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2017 Annual Meeting including the compensation tables and the related narrative disclosure.”

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting entitled to vote on such proposal that vote for or against such proposal is required to approve the advisory vote on executive compensation. This is a non-binding advisory vote.

The board of directors recommends a vote FOR the advisory vote on executive compensation disclosed in the Company’s proxy statement for the 2017 Annual Meeting including the compensation tables and the related narrative disclosure.

OTHER BUSINESS

The board of directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal to us in writing to the attention of the Secretary at Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067. The proposal must be received no later than January 9, 2018, after which date such stockholder proposal will be considered untimely. Stockholders wishing to submit proposals to be presented directly at the annual meeting instead of for inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with our next annual meeting, such a stockholder proposal must be received by our Secretary at our principal executive offices between February 23, 2018, and March 25, 2018.

A copy of Alliqua BioMedical, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to Alliqua BioMedical, Inc., 1010 Stony Hill Road, Suite 200, Yardley, Pennsylvania 19067.

Annex A

PROPOSED AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
ALLIQUA BIOMEDICAL, INC.

If the Reverse Stock Split Proposal is approved, the certificate of incorporation of Alliqua BioMedical, Inc. will be amended in the form below (deletions are shown with a strike-through and additions are underlined):

FOURTH:

. . .

D. Effective as of [•], New York time, on [•], 2017 (the “Effective Time”) each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified as and converted (without any further act) into 1/[•] of a fully paid and nonassessable share of common stock, $0.001 par value per share, of the Corporation (the “New Common Stock”) without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”), provided that no fractional shares shall be issued to any registered holder of Old Common Stock immediately prior to the Effective Time, and that instead of issuing such fractional shares to such holders, such fractional shares shall be rounded up to the next even number of shares of Common Stock issued as a result of this Reverse Stock Split at no cost to the stockholder. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by 1/[•].

A-1

Annex B

SECOND AMENDMENT
TO THE
ALLIQUA BIOMEDICAL, INC. 2014 LONG-TERM INCENTIVE PLAN

This SECOND AMENDMENT TO THE ALLIQUA BIOMEDICAL, INC. 2014 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of            , 2017, is made and entered into by Alliqua BioMedical, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Article 5 of the Plan by an additional four million (4,000,000) shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is nine million five hundred thousand (9,500,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is one hundred fifteen thousand (115,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

ALLIQUA BIOMEDICAL, INC.

By:  ___________________________________________
Name: _________________________________________
Title: __________________________________________

B-1

Annex C

ALLIQUA BIOMEDICAL, INC.

2014 LONG-TERM INCENTIVE PLAN

The Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of Alliqua BioMedical, Inc., a Delaware corporation (the “Company”), effective as of June 5, 2014, subject to approval by the Company’s stockholders.

ARTICLE 1
PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, and any other applicable law, rule or restriction.

2.2 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Unit, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

2.4 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5 “Board” means the board of directors of the Company.

2.6 “Change in Control” means any of the following, except as otherwise provided herein: (i) any consolidation, merger or share exchange of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company’s Common Stock would be converted into cash, securities or other property, other than a consolidation, merger or share exchange of the Company in which the holders of the Company’s Common Stock immediately prior to such transaction have the same proportionate ownership of Common Stock of the surviving corporation immediately after such transaction; (ii) any sale, lease, exchange or other transfer (excluding transfer by way of pledge or hypothecation) in one transaction or a series of related transactions, of all or substantially all of the assets of the Company; (iii) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; (iv) the cessation of control (by virtue of their not constituting a majority of directors) of the Board by the individuals (the “Continuing Directors”) who (x) at the date of this Plan were directors or (y) become directors after the date of this Plan and whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rds) of the directors then in office who were directors at the date of this Plan or whose election or nomination for election was previously so approved; (v) the acquisition of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of an aggregate of fifty percent (50%) or more of the voting power of the Company’s outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under the Exchange Act) who beneficially owned less than fifty percent (50%) of the voting power of the Company’s outstanding voting securities on the date of this Plan; provided, however, that notwithstanding the foregoing, an acquisition shall not constitute a Change in Control hereunder if the acquirer is (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company and acting in such capacity, (y) a Subsidiary of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company or (z) any other person whose acquisition of shares of voting securities is approved in advance by a majority of the Continuing Directors; or (vi) in a Title 11 bankruptcy proceeding, the appointment of a trustee or the conversion of a case involving the Company to a case under Chapter 7.

Notwithstanding the foregoing provisions of this Section 2.6, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.7 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10 “Company” means Alliqua BioMedical, Inc., a Delaware corporation, and any successor entity.

2.11 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

2.13 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

2.16 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19 “Incentive” is defined in Section 2.2 hereof.

2.20 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

2.22 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26 “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.27 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28 “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29 “Plan” means this Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan, as amended from time to time.

2.30 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.31 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.32 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.33 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

2.34 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.35 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.36 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

2.37 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.38 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.39 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

ARTICLE 3
ADMINISTRATION

3.1 General Administration; Establishment of Committee.  Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Nonqualified Stock Options, Incentive Stock Options or SARs will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Nonqualified Stock Options, Incentive Stock Options or SARs; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Nonqualified Stock Options, Incentive Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Nonqualified Stock Options, Incentive Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations, as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

5.1 Number Available for Awards.  Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is five million five hundred thousand (5,500,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is one hundred fifteen thousand (115,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares.  To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

6.2 Option Price.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants.  The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock

Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock.  If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares.  The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

(b) Restrictions and Conditions.  Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs.  The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

6.6 Restricted Stock Units.  Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c) Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $1,500,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

6.8 Dividend Equivalent Rights.  The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards.  The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals.  Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards.  The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

ARTICLE 7
AWARD PERIOD; VESTING

7.1 Award Period.  Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting.  The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

ARTICLE 8
EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General.  A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions.  In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General.  If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(b) Notice and Payment.  Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the

Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Issuance of Certificate.  Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay.  Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

8.4 SARs.  Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option.  If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 9
AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

ARTICLE 10
TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on June 5, 2024, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 11
CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

ARTICLE 12
RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority.  The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives.  Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive.  Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives.  Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

ARTICLE 13
LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

ARTICLE 14
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 15
MISCELLANEOUS PROVISIONS

15.1 Investment Intent.  The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment.  Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee.  No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan.  Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations.  Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation.  To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements.  The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

15.8 Assignability.  Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds.  Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend.  Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Alliqua BioMedical, Inc. 2014 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in New York, New York. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

15.11 Governing Law.  The Plan shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws, rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

ARTICLE 16
ACCELERATION OF AWARD VESTING

16.1 Application.  The provisions of this Article 16 shall apply notwithstanding any provisions of this Plan to the contrary.

16.2 Definitions.

(a) “Exempt Shares” means shares of Common Stock designated as “Exempt Shares” pursuant to Section 16.3.

(b) “Full Value Award” means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

(c) “Tenure Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant’s continued employment with or service to the Company or its Subsidiaries.

16.3 Number of Shares Available for Awards.  No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1 may be shares designated as “Exempt Shares.”

16.4 Full Value Award Vesting.  Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

(a) All Full Value Awards granted by the Committee that constitute Performance Awards must vest no earlier than one (1) year after the Date of Grant.

(b) All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

(c) The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restriction Period on a Full Value Award except upon the Participant’s death, Total and Permanent Disability or Retirement or the occurrence of a Change in Control.

Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 16.4 or accelerate the vesting or waive the Restriction Period for Full Value Awards at any time, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

A copy of this Plan shall be kept on file in the principal office of the Company in New York, New York.

***************

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of June 5, 2014, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

ALLIQUA BIOMEDICAL, INC.

By:	/s/ David I. Johnson Name: David I. Johnson Title: Chief Executive Officer

Attest:

By:	/s/ Brian M. Posner Name: Brian M. Posner Title: Secretary

ALLIQUA BIOMEDICAL, INC.
ATTN: BRIAN POSNER
1010 STONY HILL ROAD, SUITE 200
YARDLEY, PA 19067

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 David Johnson
02 Winston Kung
03 Joseph Leone
04 Gary Restani
05 Jeffrey Sklar
06 Mark Wagner
07 Jerome Zeldis, MD, PhD.

The Board of Directors recommends you vote FOR proposals 2 through 8.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report is/are available at www.proxyvote.com

ALLIQUA BIOMEDICAL, INC.
Annual Meeting of Stockholders
June 23, 2017 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints David Johnson, president and chief executive officer, and Brian Posner, chief financial officer, treasurer and secretary, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Alliqua BioMedical, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 23, 2017 at 1010 Stony Hill Road, Suite 200, Yardley, PA 19067, and any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance the terms hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side

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